UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL

HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.15

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 13, 2015

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2015. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

Investment Objective and Policies

The Fund seeks high current income, and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 98-100.

Investment Results

The table on page 5 shows the Fund’s performance compared with its blended benchmark and its components for the six- and 12-month periods ended March 31, 2015. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”, local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index.

The Fund outperformed the blended benchmark for both periods. Sector selection contributed for both periods, specifically an overweight to collateralized mortgage obligations and emerging-market corporate bonds, and an underweight to quasi-sovereigns and emerging-market sovereigns. Currency selection contributed to returns, mainly from an overweight to the U.S. dollar and underweights to the Brazilian real, Australian dollar and euro. Underweights to Russia and the Dominican Republic contributed to returns for both periods, while underweights to Brazil, Mexico and Hungary detracted from returns. Yield curve positioning detracted for both periods, mainly from an underweight to the long end of the U.S. yield curve. Security selection within emerging-market sovereigns and commercial mortgage-backed securities contributed for both periods, yet security selection within non-investment grade corporates detracted from returns.

The Fund utilized derivatives including currency forwards and credit default swaps for hedging and investment purposes, which had a positive impact on performance for both periods. Purchased options for hedging and investment purposes and interest rate swaps for hedging purposes detracted during both periods. Treasury futures for hedging purposes and written options for hedging and investment purposes had an immaterial impact during the six-month period and added to returns for the 12-month period. Total return swaps for hedging purposes had an immaterial impact during both periods. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities; leverage contributed positively for both periods.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended March 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging-market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015, but remained well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower. Even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields are in negative territory. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund Shareholder Information Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 120.

Benchmark Disclosure

The unmanaged JPM® GBI-EM (local currency-denominated), the JPM® EMBI Global, and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a fund portfolio. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MARCH 31, 2015	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	0.92%	2.68%

Blended Benchmark: 33% JPM GBI-EM /33% JPM EMBI Global/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	-3.57%	-2.78%

JPM GBI-EM (local currency-denominated)	-12.16%	-13.67%

JPM EMBI Global	0.38%	4.08%

Barclays U.S. Corporate HY 2% Issuer Capped Index	1.50%	2.00%

The Fund’s market price per share on March 31, 2015 was $12.57. The Fund’s NAV per share on March 31, 2015 was $14.01. For additional financial highlights, please see pages 102-103.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,208.0

*	All data are as of March 31, 2015. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.7% or less in the following security types: Agencies, Asset-Backed Securities, Common Stocks, Emerging Markets-Treasuries, Inflation-Linked Securities, Investment Companies, Options Purchased-Puts, Quasi-Sovereigns and Warrants.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

*	All data are as of March 31, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.6% or less in the following countries: Argentina, Australia, Bahrain, Barbados, Belgium, Bermuda, Bulgaria, Chile, China, Colombia, Croatia, Denmark, El Salvador, Ghana, Guatemala, Hong Kong, India, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Macau, Morocco, New Zealand, Norway, Pakistan, Peru, Philippines, Portugal, Romania, Serbia, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, United Arab Emirates, Uruguay, Venezuela and Zambia.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 59.9%
Industrial – 49.6%
Basic – 3.9%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	506	$525,608
AK Steel Corp. 8.75%, 12/01/18		868	924,420
Aleris International, Inc. 7.625%, 2/15/18		932	948,310
7.875%, 11/01/20		795	808,913
ArcelorMittal 7.50%, 3/01/41		1,268	1,318,720
7.75%, 10/15/39		2,638	2,769,900
Arch Coal, Inc. 7.00%, 6/15/19		693	162,855
7.25%, 6/15/21		1,156	265,880
Ashland, Inc. 4.75%, 8/15/22		501	508,515
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		656	705,200
Axiall Corp. 4.875%, 5/15/23		194	192,545
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		1,101	787,215
8.25%, 3/31/20(a)		1,111	1,041,562
Commercial Metals Co. 6.50%, 7/15/17		1,927	2,042,620
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		1,636	1,648,270
Constellium NV 8.00%, 1/15/23(a)		362	379,195
Eagle Spinco, Inc. 4.625%, 2/15/21		139	137,436
Emeco Pty Ltd. 9.875%, 3/15/19(a)		2,421	1,791,540
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 2/01/18		239	210,918
Huntsman International LLC 8.625%, 3/15/21		2,060	2,204,200
INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	322	348,768
5.875%, 2/15/19(a)(b)	U.S.$	1,538	1,520,697
James River Coal Co. 7.875%, 4/01/19(b)(c)		251	628
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		810	680,400

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	965	$1,001,187
7.875%, 11/01/22(a)		965	1,006,012
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		4,306	2,206,825
Molycorp, Inc. 3.25%, 6/15/16(d)		525	68,250
10.00%, 6/01/20		561	287,513
Momentive Performance Materials, Inc. 3.88%, 10/24/21		1,772	1,568,220
8.875%, 10/15/20(e)(f)		1,772	– 0	–‡
Novacap International SAS 5.052%, 5/01/19(a)(g)	EUR	329	355,526
Novelis, Inc. 8.75%, 12/15/20(b)	U.S.$	3,098	3,318,732
Peabody Energy Corp. 6.00%, 11/15/18		1,889	1,492,310
PQ Corp. 8.75%, 11/01/18(a)		1,792	1,854,720
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		907	859,383
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		1,660	1,676,600
11.25%, 10/15/18		662	671,930
Smurfit Kappa Acquisitions 4.125%, 1/30/20(a)	EUR	282	334,680
4.875%, 9/15/18(a)	U.S.$	2,064	2,162,040
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		238	287,980
SPCM SA 6.00%, 1/15/22(a)		400	414,000
Steel Dynamics, Inc. 6.125%, 8/15/19		225	239,625
6.375%, 8/15/22		1,266	1,351,455
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		1,919	1,520,807
9.75%, 12/01/17		964	992,920
TPC Group, Inc. 8.75%, 12/15/20(a)		1,237	1,131,855
W.R. Grace & Co.-Conn 5.625%, 10/01/24(a)		386	412,055

			47,138,940

Capital Goods – 4.8%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		1,194	1,065,645
Apex Tool Group LLC 7.00%, 2/01/21(a)		3,075	2,890,500

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(b)(h)	U.S.$	372	$387,448
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)	EUR	827	951,478
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)(b)	U.S.$	2,680	2,633,100
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		456	474,240
Berry Plastics Corp. 5.50%, 5/15/22(b)		1,381	1,418,977
9.75%, 1/15/21		1,384	1,524,130
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		593	594,483
Bombardier, Inc. 5.75%, 3/15/22(a)		1,250	1,178,125
6.00%, 10/15/22(a)(b)		1,300	1,220,375
6.125%, 1/15/23(a)		472	446,040
7.45%, 5/01/34(a)		920	878,600
7.50%, 3/15/25(a)		838	827,001
7.75%, 3/15/20(a)		1,266	1,324,869
EnPro Industries, Inc. 5.875%, 9/15/22(a)		970	1,011,225
GenCorp, Inc. 7.125%, 3/15/21		603	645,210
HD Supply, Inc. 7.50%, 7/15/20		1,814	1,940,980
11.50%, 7/15/20		400	462,500
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		632	679,400
KLX, Inc. 5.875%, 12/01/22(a)		861	858,848
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	205	242,044
Lafarge SA 7.125%, 7/15/36	U.S.$	800	1,040,000
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		309	332,175
8.50%, 11/01/20		2,168	2,319,760
Masco Corp. 5.95%, 3/15/22		405	454,613
6.125%, 10/03/16		1,825	1,944,720
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		794	821,790
Moog, Inc. 5.25%, 12/01/22(a)		396	407,880

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nortek, Inc. 8.50%, 4/15/21	U.S.$	1,924	$2,058,680
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		253	171,408
Oshkosh Corp. 5.375%, 3/01/22		210	217,875
5.375%, 3/01/25(a)		441	454,230
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		846	860,805
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,020	2,229,563
Rexel SA 5.25%, 6/15/20(a)(b)	U.S.$	1,137	1,192,429
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.875%, 8/15/19		2,080	2,197,000
8.50%, 5/15/18		850	872,312
9.00%, 4/15/19		1,153	1,207,767
9.875%, 8/15/19		1,762	1,885,340
Sealed Air Corp. 4.875%, 12/01/22(a)		492	501,840
5.125%, 12/01/24(a)		489	506,115
6.875%, 7/15/33(a)		1,295	1,362,987
8.375%, 9/15/21(a)		478	537,750
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	682	775,193
SRA International, Inc. 11.00%, 10/01/19	U.S.$	600	636,000
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		1,350	1,498,500
Terex Corp. 6.00%, 5/15/21		639	654,975
Textron Financial Corp. 6.00%, 2/15/67(a)		575	514,625
TransDigm, Inc. 6.00%, 7/15/22		1,400	1,400,000
6.50%, 7/15/24		2,315	2,326,575
United Rentals North America, Inc. 5.50%, 7/15/25		789	803,794
8.375%, 9/15/20(b)		2,587	2,781,801

			58,623,720

Communications - Media – 6.4%
Altice Financing SA 6.625%, 2/15/23(a)		1,187	1,221,126
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	1,550	2,540,233

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24	U.S.$	1,360	$1,412,700
6.50%, 4/30/21		195	204,750
7.375%, 6/01/20		720	769,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		2,946	2,942,317
6.375%, 9/15/20(a)		851	896,741
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		555	575,813
Series A 7.625%, 3/15/20		300	310,500
Series B 6.50%, 11/15/22		1,560	1,641,900
7.625%, 3/15/20		1,600	1,684,000
Crown Media Holdings, Inc. 10.50%, 7/15/19		2,256	2,413,920
CSC Holdings LLC 5.25%, 6/01/24(a)		2,467	2,516,340
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		929	910,420
DISH DBS Corp. 5.875%, 11/15/24		2,493	2,496,116
Gannett Co., Inc. 4.875%, 9/15/21(a)		284	289,680
5.50%, 9/15/24(a)		332	347,355
6.375%, 10/15/23		1,871	2,030,035
Hughes Satellite Systems Corp. 7.625%, 6/15/21		2,323	2,555,300
iHeartCommunications, Inc. 6.875%, 6/15/18		2,299	2,069,100
9.00%, 12/15/19		407	402,930
10.00%, 1/15/18		1,884	1,601,400
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(h)		1,173	932,626
Intelsat Jackson Holdings SA 5.50%, 8/01/23		2,670	2,519,813
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	968	1,180,159
Liberty Interactive LLC 3.75%, 2/15/30(d)	U.S.$	886	555,711
LIN Television Corp. 5.875%, 11/15/22(a)		400	408,000
6.375%, 1/15/21		640	661,600
McClatchy Co. (The) 9.00%, 12/15/22		1,677	1,618,305
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		1,845	1,937,250

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nexstar Broadcasting, Inc. 6.875%, 11/15/20(b)	U.S.$	1,099	$1,159,445
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		883	888,519
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		648	678,780
5.875%, 3/15/25		557	589,028
Radio One, Inc. 9.25%, 2/15/20(a)		1,368	1,306,440
RR Donnelley & Sons Co. 7.25%, 5/15/18		1,268	1,401,140
Sinclair Television Group, Inc. 5.375%, 4/01/21		750	769,688
5.625%, 8/01/24(a)		1,500	1,526,250
6.125%, 10/01/22(b)		2,187	2,291,320
Sirius XM Radio, Inc. 5.375%, 4/15/25(a)		561	563,805
6.00%, 7/15/24(a)		2,291	2,405,550
Time, Inc. 5.75%, 4/15/22(a)(b)		1,486	1,452,565
Townsquare Media, Inc. 6.50%, 4/01/23(a)		1,199	1,204,995
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		3,634	3,873,335
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 6.25%, 1/15/29(a)	EUR	496	602,656
Unitymedia KabelBW GmbH 6.125%, 1/15/25(a)	U.S.$	1,758	1,859,085
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		1,649	1,680,385
6.75%, 9/15/22(a)		1,561	1,674,173
8.50%, 5/15/21(a)		700	748,125
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		772	805,775
UPCB Finance V Ltd. 7.25%, 11/15/21(a)		480	516,600
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		620	661,850
Virgin Media Finance PLC 4.875%, 2/15/22		642	613,110
5.25%, 2/15/22		900	873,000
5.75%, 1/15/25(a)		318	330,020
6.00%, 10/15/24(a)		1,177	1,235,850
6.375%, 4/15/23(a)		350	372,750
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	423	651,836

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)	U.S.$	240	$245,700
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		1,444	1,552,300
13.375%, 10/15/19		426	455,820
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		634	664,115

			77,299,650

Communications - Telecommunications – 3.5%
Altice SA 7.25%, 5/15/22(a)	EUR	1,332	1,492,387
7.625%, 2/15/25(a)	U.S.$	250	251,250
7.75%, 5/15/22(a)		1,720	1,749,025
CenturyLink, Inc. Series U 7.65%, 3/15/42		275	281,188
Series W 6.75%, 12/01/23		437	481,246
Cincinnati Bell, Inc. 8.375%, 10/15/20		223	237,216
Columbus International, Inc. 7.375%, 3/30/21(a)		2,342	2,459,100
CommScope, Inc. 5.50%, 6/15/24(a)		646	646,000
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(e)(i)	CAD	1,175	872,240
Frontier Communications Corp. 6.25%, 9/15/21	U.S.$	373	373,933
7.625%, 4/15/24		2,523	2,627,074
7.875%, 1/15/27		834	848,595
9.00%, 8/15/31		450	481,500
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	2,601	3,007,430
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	781	822,002
Level 3 Financing, Inc. 6.125%, 1/15/21		596	625,055
7.00%, 6/01/20		1,930	2,060,275
8.625%, 7/15/20		923	1,000,301
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	264	296,668
5.625%, 5/15/24(a)		386	437,916
6.00%, 5/15/22(a)(b)	U.S.$	1,610	1,630,125
6.25%, 5/15/24(a)		658	666,225

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SBA Telecommunications, Inc. 5.75%, 7/15/20	U.S.$	626	$658,082
Sprint Capital Corp. 6.875%, 11/15/28		92	84,410
8.75%, 3/15/32		375	387,188
Sprint Communications, Inc. 6.00%, 11/15/22		700	665,000
Sprint Corp. 7.125%, 6/15/24		520	507,000
7.25%, 9/15/21		833	837,165
7.625%, 2/15/25		226	224,870
7.875%, 9/15/23		1,320	1,346,400
T-Mobile USA, Inc. 6.00%, 3/01/23		743	761,345
6.375%, 3/01/25		655	675,894
6.542%, 4/28/20		183	192,608
6.625%, 11/15/20		311	324,995
6.731%, 4/28/22		128	134,720
6.836%, 4/28/23		774	814,635
Telecom Italia SpA 5.303%, 5/30/24(a)		1,002	1,049,595
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		1,084	1,172,075
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		1,029	1,031,572
7.375%, 4/23/21(a)		1,812	1,879,950
Windstream Corp. 6.375%, 8/01/23		840	753,900
7.75%, 10/01/21		1,715	1,710,712
8.125%, 9/01/18		610	638,213
Ymobile Corp. 8.25%, 4/01/18(a)		1,626	1,695,105
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)		1,830	1,839,150

			42,731,335

Consumer Cyclical - Automotive – 1.5%
Affinia Group, Inc. 7.75%, 5/01/21		1,672	1,730,520
Allison Transmission, Inc. 7.125%, 5/15/19(a)		1,836	1,913,112
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		1,084	1,124,650
Dana Holding Corp. 6.00%, 9/15/23		833	887,145
6.75%, 2/15/21		326	343,930
Exide Technologies 8.625%, 2/01/18(c)(e)		2,574	25,740

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	125	$123,990
6.00%, 7/15/22(a)(b)	U.S.$	2,467	2,328,231
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		400	432,000
8.75%, 8/15/20		343	413,315
Meritor, Inc. 6.25%, 2/15/24		446	449,345
6.75%, 6/15/21		925	957,375
Navistar International Corp. 8.25%, 11/01/21		1,481	1,440,273
Rhino Bondco S.P.A 7.25%, 11/15/20(a)	EUR	506	580,530
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)(h)	U.S.$	1,019	1,100,520
6.875%, 8/15/18(a)(h)	EUR	711	799,141
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		1,091	1,230,472
Tenneco, Inc. 5.375%, 12/15/24	U.S.$	403	419,120
Titan International, Inc. 6.875%, 10/01/20		1,926	1,668,397

			17,967,806

Consumer Cyclical - Entertainment – 0.7%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		636	677,340
AMC Entertainment, Inc. 9.75%, 12/01/20		780	854,100
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		1,387	1,404,337
Carlson Wagonlit BV 6.875%, 6/15/19(a)		1,026	1,074,735
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)		582	595,095
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		740	788,100
Pinnacle Entertainment, Inc. 7.50%, 4/15/21		1,345	1,418,975
8.75%, 5/15/20		271	284,889
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		1,624	1,634,640

			8,732,211

Consumer Cyclical - Other – 3.6%
Beazer Homes USA, Inc. 7.50%, 9/15/21		761	743,878

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 9.00%, 7/01/20	U.S.$	1,970	$2,125,137
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(c)		700	148,750
11.25%, 6/01/17(c)		435	315,375
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		1,260	1,250,550
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		2,035	1,561,862
Choice Hotels International, Inc. 5.75%, 7/01/22		154	167,090
Cleopatra Finance Ltd. 6.25%, 2/15/22(a)		2,050	2,003,875
6.50%, 2/15/25(a)		350	337,750
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		1,335	1,385,897
8.875%, 6/15/20(b)		1,277	1,379,160
K. Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		1,200	1,260,000
KB Home 4.75%, 5/15/19		1,121	1,095,777
7.00%, 12/15/21		200	203,500
7.50%, 9/15/22		223	228,575
9.10%, 9/15/17		700	784,000
Lennar Corp. Series B 6.50%, 4/15/16		2,600	2,710,500
M/I Homes, Inc. 8.625%, 11/15/18		2,360	2,448,500
Marina District Finance Co., Inc. 9.875%, 8/15/18		1,980	2,074,050
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,440	2,281,400
MGM Resorts International 6.625%, 7/15/15		1,480	1,494,800
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(h)		2,088	2,076,904
Penn National Gaming, Inc. 5.875%, 11/01/21(b)		1,310	1,300,175
PulteGroup, Inc. 7.875%, 6/15/32		1,400	1,631,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,800	1,944,000
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	368	410,887
Scientific Games International, Inc. 7.00%, 1/01/22(a)	U.S.$	2,340	2,392,650

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	420	$427,350
6.125%, 4/01/25(a)		644	648,830
Standard Pacific Corp. 8.375%, 5/15/18		500	571,250
10.75%, 9/15/16		528	590,040
Studio City Finance Ltd. 8.50%, 12/01/20(a)		1,150	1,161,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		680	664,700
7.75%, 4/15/20(a)		841	891,460
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		785	794,813
Wynn Macau Ltd. 5.25%, 10/15/21(a)		1,595	1,511,262

			43,017,247

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		1,991	2,060,685
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	198	310,834
Twinkle Pizza PLC 6.625%, 8/01/21(a)		692	1,080,277

			3,451,796

Consumer Cyclical - Retailers – 2.5%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	2,435	2,532,400
Brighthouse Group PLC 7.875%, 5/15/18(a)(b)	GBP	1,703	2,298,870
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,651	1,717,040
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(h)		2,303	2,020,882
Family Tree Escrow LLC 5.75%, 3/01/23(a)		1,886	1,985,015
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)		372	372,930
JC Penney Corp., Inc. 6.375%, 10/15/36		421	305,225
7.40%, 4/01/37		600	447,000
L Brands, Inc. 6.90%, 7/15/17		893	982,300
6.95%, 3/01/33		500	538,750
7.60%, 7/15/37		1,000	1,137,500

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)	U.S.$	1,175	$1,236,688
Murphy Oil USA, Inc. 6.00%, 8/15/23		716	767,910
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		1,866	1,977,960
New Look Bondco I PLC 8.375%, 5/14/18(a)(b)		2,480	2,585,400
Rite Aid Corp. 6.125%, 4/01/23(a)		2,785	2,854,625
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		1,779	1,892,411
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		1,999	2,103,947
Sonic Automotive, Inc. 5.00%, 5/15/23		2,015	1,994,850
Wolverine World Wide, Inc. 6.125%, 10/15/20		501	534,818

			30,286,521

Consumer Non-Cyclical – 7.1%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23(a)		401	408,018
Acosta, Inc. 7.75%, 10/01/22(a)		650	671,938
Alere, Inc. 6.50%, 6/15/20		445	459,463
7.25%, 7/01/18		765	811,856
8.625%, 10/01/18		2,190	2,277,600
Amsurg Corp. 5.625%, 7/15/22		728	744,380
Biomet, Inc. 6.50%, 8/01/20-10/01/20		999	1,052,640
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	588	803,550
5.50%, 7/15/21(a)		775	1,014,553
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(h)	U.S.$	3,018	3,067,042
Care UK Health & Social Care PLC 5.56%, 7/15/19(a)(g)	GBP	395	553,716
8.06%, 1/15/20(a)(g)		400	541,441
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	959	1,092,622
Cerberus Nightingale 8.25%, 2/01/20		200	223,383
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	2,744	2,932,650
7.125%, 7/15/20		2,647	2,805,820

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ConvaTec Finance International SA 8.25%, 1/15/19(a)(h)	U.S.$	590	$597,375
Crimson Merger Sub, Inc. 6.625%, 5/15/22(a)		715	634,563
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	176	205,358
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	126	129,150
Endo Finance LLC/Endo Finco, Inc. 7.00%, 7/15/19(a)		530	552,525
7.25%, 1/15/22(a)		332	352,335
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.00%, 2/01/25(a)		1,459	1,502,770
Envision Healthcare Corp. 5.125%, 7/01/22(a)		1,387	1,418,207
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		3,247	3,060,297
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	133	198,294
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	545	553,856
HCA, Inc. 4.25%, 10/15/19		1,475	1,515,562
5.375%, 2/01/25		209	219,189
6.50%, 2/15/16		290	300,542
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	1,401	1,603,687
HRG Group, Inc. 7.75%, 1/15/22	U.S.$	645	641,775
7.875%, 7/15/19		1,155	1,215,638
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		4,262	4,432,480
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	355	531,215
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(h)	U.S.$	2,268	2,319,030
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		1,699	1,826,425
Kindred Healthcare, Inc. 8.00%, 1/15/20(a)		1,280	1,373,600
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,500	1,623,750
Labco SA 8.50%, 1/15/18(a)	EUR	900	1,011,273

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)	U.S.$	1,181	$1,219,383
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		653	676,671
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		2,307	2,433,885
Party City Holdings, Inc. 8.875%, 8/01/20(b)		2,023	2,179,782
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		570	579,975
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		1,545	1,714,950
Post Holdings, Inc. 7.375%, 2/15/22		1,107	1,145,745
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	612	942,469
R&R Ice Cream PLC 8.25%, 5/15/20(a)	AUD	720	538,888
R&R PIK PLC 9.25%, 5/15/18(a)(h)	EUR	1,668	1,816,026
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	533	560,983
RSI Home Products, Inc. 6.50%, 3/15/23(a)		1,785	1,816,237
Salix Pharmaceuticals Ltd. 6.50%, 1/15/21(a)(j)		616	682,990
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		814	832,315
5.875%, 8/01/21(a)(b)		1,318	1,382,253
6.625%, 8/15/22		346	370,220
Spectrum Brands, Inc. 6.125%, 12/15/24(a)		437	466,498
6.375%, 11/15/20		338	358,280
6.625%, 11/15/22		560	599,200
6.75%, 3/15/20		1,150	1,213,250
Sun Products Corp. (The) 7.75%, 3/15/21(a)		1,415	1,238,125
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		480	484,800
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	1,330	1,509,609
Tenet Healthcare Corp. 6.00%, 10/01/20	U.S.$	95	100,700
6.25%, 11/01/18		195	211,331
6.875%, 11/15/31		4,291	3,969,175
8.125%, 4/01/22		752	829,080

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Surgical Partners International, Inc. 9.00%, 4/01/20	U.S.$	1,119	$1,201,526
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		230	231,725
6.375%, 10/15/20(a)(b)		1,325	1,376,344
7.25%, 7/15/22(a)		635	671,513
7.50%, 7/15/21(a)		490	529,964
Visant Corp. 10.00%, 10/01/17		1,385	1,239,575
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	1,200	1,833,482
VRX Escrow Corp. 5.875%, 5/15/23(a)	U.S.$	396	405,900
6.125%, 4/15/25(a)		661	684,135

			85,326,552

Energy – 6.9%
Antero Resources Corp. 5.125%, 12/01/22		457	438,720
5.375%, 11/01/21		2,000	1,940,000
5.625%, 6/01/23(a)		231	228,690
Basic Energy Services, Inc. 7.75%, 2/15/19		610	469,700
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		1,408	1,295,360
6.75%, 4/15/21		545	530,013
Bristow Group, Inc. 6.25%, 10/15/22		729	692,550
California Resources Corp. 6.00%, 11/15/24(a)		2,064	1,811,160
Canbriam Energy, Inc. 9.75%, 11/15/19(a)		871	862,290
Chaparral Energy, Inc. 7.625%, 11/15/22		2,278	1,526,260
CHC Helicopter SA 9.25%, 10/15/20(b)		2,017	1,704,280
9.375%, 6/01/21		553	331,890
Cimarex Energy Co. 5.875%, 5/01/22		833	887,145
Cobalt International Energy, Inc. 2.625%, 12/01/19(d)		796	578,593
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(a)		1,008	1,018,080
Denbury Resources, Inc. 4.625%, 7/15/23		1,705	1,462,037
5.50%, 5/01/22		184	165,140
Diamondback Energy, Inc. 7.625%, 10/01/21		609	640,973

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy Transfer Equity LP 5.875%, 1/15/24	U.S.$	1,420	$1,498,100
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		1,100	445,500
11.00%, 3/15/20(a)		840	800,100
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		971	995,275
Era Group, Inc. 7.75%, 12/15/22		950	916,750
EXCO Resources, Inc. 8.50%, 4/15/22		2,855	1,588,094
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		3,026	2,980,610
Golden Energy Offshore Services AS 8.60%, 5/28/17(g)(k)	NOK	4,450	519,260
Halcon Resources Corp. 8.875%, 5/15/21	U.S.$	872	606,040
9.75%, 7/15/20		1,319	929,895
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		1,317	1,297,245
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		1,570	1,350,200
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22		2,211	2,067,285
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		2,792	2,289,440
Laredo Petroleum, Inc. 7.375%, 5/01/22		1,099	1,133,344
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		1,200	948,000
8.00%, 12/01/20		711	583,020
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		766	605,140
8.625%, 4/15/20		802	683,705
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,308	1,370,130
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		2,634	2,475,960
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		844	772,260
Northern Oil and Gas, Inc. 8.00%, 6/01/20(b)		819	726,863
Oasis Petroleum, Inc. 6.875%, 3/15/22(b)		1,169	1,139,775

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Offshore Group Investment Ltd. 7.125%, 4/01/23	U.S.$	1,283	$728,102
7.50%, 11/01/19		2,176	1,240,320
Pacific Drilling SA 5.375%, 6/01/20(a)		3,612	2,889,600
Paragon Offshore PLC 6.75%, 7/15/22(a)		933	307,890
7.25%, 8/15/24(a)		3,719	1,236,567
PDC Energy, Inc. 7.75%, 10/15/22		1,032	1,083,600
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		1,074	963,915
PHI, Inc. 5.25%, 3/15/19		1,567	1,418,135
Precision Drilling Corp. 6.50%, 12/15/21		738	684,495
QEP Resources, Inc. 5.25%, 5/01/23		909	890,820
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,106	2,116,530
5.00%, 10/01/22		557	579,280
5.50%, 4/15/23		1,373	1,417,622
Rosetta Resources, Inc. 5.875%, 6/01/24		2,489	2,314,770
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		1,528	1,535,640
6.25%, 3/15/22		675	697,781
Sabine Pass LNG LP 6.50%, 11/01/20		757	783,495
Sanchez Energy Corp. 6.125%, 1/15/23		1,020	916,725
7.75%, 6/15/21		2,435	2,361,950
Seitel, Inc. 9.50%, 4/15/19(b)		905	787,350
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		2,400	2,448,000
Southern Star Central Corp. 5.125%, 7/15/22(a)		1,200	1,233,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		960	1,005,600
Tervita Corp. 8.00%, 11/15/18(a)		946	839,575
9.75%, 11/01/19(a)		1,039	571,450
10.875%, 2/15/18(a)		591	328,005
Transocean, Inc. 2.50%, 10/15/17		650	596,375
6.80%, 3/15/38		1,700	1,219,750

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)	U.S.$	3,333	$2,691,397
Whiting Petroleum Corp. 5.75%, 3/15/21		495	491,288
6.25%, 4/01/23(a)		1,450	1,444,635

			83,128,534

Other Industrial – 1.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		315	312,244
9.00%, 10/15/18(a)	EUR	633	673,827
10.75%, 10/15/19(a)	U.S.$	2,172	1,781,040
B456 Systems, Inc. 3.75%, 4/15/16(d)(f)(l)		955	40,587
Belden, Inc. 5.25%, 7/15/24(a)		793	798,947
Briggs & Stratton Corp. 6.875%, 12/15/20		398	435,957
General Cable Corp. 4.50%, 11/15/29(d)(m)		1,158	918,439
5.75%, 10/01/22		477	443,610
Interline Brands, Inc. 10.00%, 11/15/18(h)		1,296	1,360,800
Laureate Education, Inc. 10.00%, 9/01/19(a)		4,233	4,000,185
Liberty Tire Recycling LLC 11.00%, 3/31/21(a)(h)(l)(n)		1,594	1,346,611
Modular Space Corp. 10.25%, 1/31/19(a)		2,141	1,702,095
NANA Development Corp. 9.50%, 3/15/19(a)		520	481,000
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		1,358	1,215,410
13.00%, 3/15/18(h)		1,294	1,390,602
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		2,063	2,042,370
Xella Holdco Finance SA 9.125%, 9/15/18(a)(b)(h)	EUR	860	961,704
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	530	503,500

			20,408,928

Services – 1.1%
ADT Corp. (The) 4.125%, 4/15/19(b)		1,544	1,572,950
6.25%, 10/15/21(b)		477	508,005
Cerved Group SpA 8.00%, 1/15/21(a)	EUR	555	650,473

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Geo Debt Finance SCA 7.50%, 8/01/18(a)(b)	EUR	416	$424,939
IHS, Inc. 5.00%, 11/01/22(a)	U.S.$	687	690,023
Mobile Mini, Inc. 7.875%, 12/01/20		1,175	1,239,625
Monitronics International, Inc. 9.125%, 4/01/20		850	831,937
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		1,542	1,647,550
Sabre Holdings Corp. 8.35%, 3/15/16(j)		906	958,095
Service Corp. International/US 6.75%, 4/01/16(g)		1,485	1,551,825
7.50%, 4/01/27		1,500	1,755,000
ServiceMaster Co. LLC (The) 7.00%, 8/15/20		747	793,687
8.00%, 2/15/20		283	299,980

			12,924,089

Technology – 4.4%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)		601	655,090
Amkor Technology, Inc. 6.375%, 10/01/22		2,681	2,761,430
Aspect Software, Inc. 10.625%, 5/15/17		2,126	1,849,620
Audatex North America, Inc. 6.00%, 6/15/21(a)		689	728,617
6.125%, 11/01/23(a)		1,172	1,239,390
Avaya, Inc. 7.00%, 4/01/19(a)		904	897,220
10.50%, 3/01/21(a)		2,676	2,281,290
Blackboard, Inc. 7.75%, 11/15/19(a)		864	829,440
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		4,194	3,837,510
Brightstar Corp. 9.50%, 12/01/16(a)		1,833	1,920,067
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		740	751,100
5.50%, 12/01/24		816	854,760
6.00%, 8/15/22		876	940,342
8.50%, 4/01/19		932	971,610
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		1,165	1,205,775
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		411	316,470
CoreLogic, Inc./United States 7.25%, 6/01/21		260	276,900

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CPI International, Inc. 8.75%, 2/15/18	U.S.$	1,768	$1,809,990
Dell, Inc. 6.50%, 4/15/38		581	591,168
Eagle Midco, Inc. 9.00%, 6/15/18(a)		1,919	1,954,981
Epicor Software Corp. 8.625%, 5/01/19		1,804	1,885,180
First Data Corp. 6.75%, 11/01/20(a)		273	290,063
11.75%, 8/15/21		1,601	1,851,156
12.625%, 1/15/21		2,250	2,666,250
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		747	788,085
6.00%, 1/15/22(a)		776	844,870
Goodman Networks, Inc. 12.125%, 7/01/18		2,020	1,878,600
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(b)(h)		1,126	1,115,089
Infor US, Inc. 6.50%, 5/15/22(a)		1,200	1,230,000
9.375%, 4/01/19		2,190	2,348,337
10.00%, 4/01/19	EUR	793	927,282
Micron Technology, Inc. 5.25%, 8/01/23(a)	U.S.$	487	495,523
5.50%, 2/01/25(a)		2,446	2,464,345
MSCI, Inc. 5.25%, 11/15/24(a)		554	572,698
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		1,592	1,688,160
Open Text Corp. 5.625%, 1/15/23(a)		957	992,887
SITEL LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		1,000	1,035,000
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		490	525,525
SunGard Data Systems, Inc. 7.625%, 11/15/20		1,600	1,692,000
Syniverse Holdings, Inc. 9.125%, 1/15/19		813	800,805

			52,764,625

Transportation - Airlines – 0.4%
Air Canada 6.75%, 10/01/19(a)		1,300	1,387,750
8.75%, 4/01/20(a)		1,654	1,836,271

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(j)	U.S.$	533	$562,736
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,332	1,443,425

			5,230,182

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		297	306,652
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	530	605,215
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	883	847,680
EC Finance PLC 5.125%, 7/15/21(a)	EUR	836	947,037
Europcar Groupe SA 11.50%, 5/15/17(a)		775	937,239
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	1,005	1,045,200
Hertz Corp. (The) 5.875%, 10/15/20		2,890	2,969,475
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)(b)		1,147	1,172,807
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		1,200	1,189,500

			10,020,805

			599,052,941

Financial Institutions – 7.9%
Banking – 3.8%
ABN AMRO Bank NV 4.31%, 3/10/16(o)	EUR	2,295	2,508,169
Ally Financial, Inc. 8.00%, 11/01/31(b)	U.S.$	1,151	1,496,300
Baggot Securities Ltd. 10.24%, 4/30/15(a)(o)	EUR	495	559,606
Bank of America Corp. Series AA 6.10%, 3/17/25(o)	U.S.$	2,200	2,226,180
Series X 6.25%, 9/05/24(o)		98	99,838
Series Z 6.50%, 10/23/24(o)		2,420	2,559,150
Bank of Ireland 1.781%, 9/22/15(g)(l)	CAD	1,645	1,259,840
10.00%, 7/30/16(a)	EUR	349	405,471
10.00%, 2/12/20		1,130	1,547,593

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.86%, 6/15/32(a)(o)	U.S.$	166	$185,140
7.625%, 11/21/22		1,479	1,731,354
7.70%, 4/25/18(a)(o)		974	1,086,055
7.75%, 4/10/23		1,437	1,593,274
Barclays PLC 8.00%, 12/15/20(o)	EUR	263	314,410
BBVA International Preferred SAU 3.798%, 9/22/15(o)		609	647,297
4.952%, 9/20/16(a)(o)		1,650	1,800,775
Citigroup, Inc. 5.95%, 1/30/23(o)	U.S.$	588	595,350
Commerzbank AG 8.125%, 9/19/23(a)		1,052	1,251,880
Credit Agricole SA 6.625%, 9/23/19(a)(o)		843	845,107
7.589%, 1/30/20(o)	GBP	1,000	1,662,150
7.875%, 1/23/24(a)(b)(o)	U.S.$	549	581,254
Credit Suisse Group AG 7.50%, 12/11/23(a)(o)		3,647	3,915,966
Danske Bank A/S 5.684%, 2/15/17(o)	GBP	720	1,105,430
HBOS Capital Funding LP 4.939%, 5/23/16(o)	EUR	418	447,902
HT1 Funding GmbH 6.352%, 6/30/17(o)		1,550	1,699,970
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(o)	U.S.$	1,860	2,018,100
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(o)		235	267,312
6.657%, 5/21/37(a)(o)		98	111,720
7.50%, 6/27/24(o)		2,950	3,134,375
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(o)	GBP	1,300	1,947,754
Novo Banco SA 2.625%, 5/08/17(a)	EUR	500	520,152
RBS Capital Trust C 4.243%, 1/12/16(o)		1,250	1,344,062
SNS Bank NV 11.25%, 12/31/49(f)(l)(n)		620	– 0	–‡
Societe Generale SA 7.875%, 12/18/23(a)(o)	U.S.$	1,308	1,347,240
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,414,628
Zions Bancorporation 5.65%, 11/15/23	U.S.$	508	527,748
5.80%, 6/15/23(o)		1,800	1,721,700

			46,480,252

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.4%
E*TRADE Financial Corp. 4.625%, 9/15/23	U.S.$	1,835	$1,867,113
5.375%, 11/15/22		810	854,550
GFI Group, Inc. 10.375%, 7/19/18		1,300	1,382,875
Lehman Brothers Holdings, Inc. Zero Coupon, 5/02/18(f)		1,690	245,050

			4,349,588

Finance – 1.5%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(h)		1,256	1,042,572
Creditcorp 12.00%, 7/15/18(a)		1,300	1,157,000
Enova International, Inc. 9.75%, 6/01/21(a)(b)		2,216	2,105,200
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		2,000	1,880,000
International Lease Finance Corp. 8.25%, 12/15/20		2,170	2,641,975
8.75%, 3/15/17		282	311,610
8.875%, 9/01/17		280	316,400
Navient Corp. 5.50%, 1/15/19		2,496	2,545,920
5.625%, 8/01/33		862	705,763
7.25%, 1/25/22		377	397,735
8.00%, 3/25/20		233	258,653
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		759	781,770
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		996	1,048,290
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		3,646	2,588,660

			17,781,548

Insurance – 1.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		1,819	1,873,570
American Equity Investment Life Holding Co. 6.625%, 7/15/21		1,946	2,087,085
Genworth Holdings, Inc. 6.15%, 11/15/66		750	442,500
7.625%, 9/24/21		1,216	1,264,640

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38	U.S.$	631	$718,551
HUB International Ltd. 7.875%, 10/01/21(a)		1,300	1,332,500
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,250	1,528,125
USI, Inc./NY 7.75%, 1/15/21(a)		2,421	2,481,525
WellCare Health Plans, Inc. 5.75%, 11/15/20		1,256	1,318,800

			13,047,296

Other Finance – 1.0%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		850	474,938
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		2,889	2,993,726
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		2,615	1,876,263
Gardner Denver, Inc. 6.875%, 8/15/21(a)		346	311,400
iPayment, Inc. 9.50%, 12/15/19(a)		56	52,118
Series AI 9.50%, 12/15/19		2,259	2,112,089
Lock AS 7.00%, 8/15/21(a)	EUR	823	953,433
Lock Lower Holding AS 9.50%, 8/15/22(a)		500	580,635
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)(b)	U.S.$	1,166	1,131,020
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)(b)		1,711	1,582,675

			12,068,297

REITS – 0.1%
Felcor Lodging LP 5.625%, 3/01/23		1,802	1,860,565

			95,587,546

Utility – 2.4%
Electric – 2.4%
AES Corp./VA 4.875%, 5/15/23		1,840	1,794,000
7.375%, 7/01/21		1,280	1,420,800
Calpine Corp. 5.75%, 1/15/25		2,000	2,015,000
5.875%, 1/15/24(a)		898	970,289
6.00%, 1/15/22(a)		1,261	1,349,270
7.875%, 1/15/23(a)		460	508,392

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DPL, Inc. 6.75%, 10/01/19(a)	U.S.$	465	$490,575
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 7.375%, 11/01/22(a)		2,555	2,685,944
7.625%, 11/01/24(a)		1,690	1,770,275
FirstEnergy Corp. Series C 7.375%, 11/15/31		857	1,088,326
GenOn Energy, Inc. 9.50%, 10/15/18(b)		1,450	1,479,000
9.875%, 10/15/20		1,200	1,215,000
NRG Energy, Inc. 6.25%, 7/15/22		319	327,772
6.625%, 3/15/23		2,133	2,207,655
Series WI 6.25%, 5/01/24(b)		2,193	2,209,447
NRG Yield Operating LLC 5.375%, 8/15/24(a)		843	876,720
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	2,325,635
PPL Energy Supply LLC 4.60%, 12/15/21		1,150	1,055,004
RJS Power Holdings LLC 5.125%, 7/15/19(a)		1,714	1,688,290
Texas Competitive/TCEH 11.50%, 10/01/20(i)		626	391,250
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	1,311	1,444,542

			29,313,186

Total Corporates – Non-Investment Grade (cost $740,376,372)			723,953,673

GOVERNMENTS – TREASURIES – 16.4%
Brazil – 1.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	44,075	13,095,501

Colombia – 0.4%
Colombia Government International Bond 12.00%, 10/22/15	COP	1,015,000	403,868
Colombian TES Series B 10.00%, 7/24/24		8,000,000	3,695,742

			4,099,610

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.3%
Indonesia – Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	47,971,000	$3,878,038

Philippines – 0.3%
Philippine Government International Bond 6.25%, 1/14/36(l)	PHP	143,000	3,686,969

South Africa – 0.5%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	10,750	913,038
Series R207 7.25%, 1/15/20		60,872	5,012,693
Series R208 6.75%, 3/31/21		490	39,179

			5,964,910

United States – 13.8%
U.S. Treasury Bonds 2.75%, 11/15/42	U.S.$	4,000	4,157,188
3.125%, 2/15/42		4,000	4,471,248
3.50%, 2/15/39		2,000	2,368,124
4.50%, 2/15/36(p)(q)		2,400	3,269,439
5.00%, 5/15/37(p)		3,500	5,087,033
5.25%, 2/15/29(q)		5,750	7,865,373
6.125%, 11/15/27(p)(q)		2,200	3,185,532
U.S. Treasury Notes 1.25%, 1/31/20(b)		137,000	136,293,628

			166,697,565

Total Governments – Treasuries (cost $202,621,343)			197,422,593

CORPORATES – INVESTMENT GRADE – 7.4%
Financial Institutions – 3.9%
Banking – 1.2%
BPCE SA 5.70%, 10/22/23(a)		208	230,036
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(o)		2,750	2,932,229
HSBC Holdings PLC 6.375%, 3/30/25(o)		1,617	1,649,340
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)(b)		1,337	1,441,866
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(o)		1,357	1,324,771

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series R 6.00%, 8/01/23(o)	U.S.$	865	$875,813
Series S 6.75%, 2/01/24(o)		460	500,848
Nordea Bank AB 6.125%, 9/23/24(a)(o)		1,226	1,265,085
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,886,387
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		1,301	1,411,317
Wells Fargo & Co. Series S 5.90%, 6/15/24(o)		435	452,400

			13,970,092

Finance – 0.7%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)		650	739,727
7.125%, 10/15/20(a)		2,489	2,903,090
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	700	1,121,445
General Electric Capital Corp. Series A 7.125%, 6/15/22(o)	U.S.$	600	704,250
Series B 6.25%, 12/15/22(o)		600	675,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		1,905	1,936,432

			8,079,944

Insurance – 1.5%
AAI Ltd. 6.15%, 9/07/25	AUD	990	759,802
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,425	1,961,768
Aon Corp. 8.205%, 1/01/27		690	898,923
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		656	557,600
Lincoln National Corp. 8.75%, 7/01/19		604	760,005
MetLife, Inc. 10.75%, 8/01/39		2,350	3,946,825
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		475	757,528
Swiss Re Capital I LP 6.854%, 5/25/16(a)(o)		2,809	2,949,450
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,261	1,782,426

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XLIT Ltd. Series E 6.50%, 4/15/17(o)	U.S.$	3,322	$2,939,970
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		1,240	1,305,100

			18,619,397

REITS – 0.5%
DDR Corp. 7.875%, 9/01/20		746	929,744
EPR Properties 5.75%, 8/15/22		915	1,007,324
7.75%, 7/15/20		1,722	2,081,356
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,570,231

			5,588,655

			46,258,088

Industrial – 3.2%
Basic – 1.8%
Braskem Finance Ltd. 6.45%, 2/03/24		2,254	2,175,110
7.00%, 5/07/20(a)		191	190,656
CF Industries, Inc. 7.125%, 5/01/20		900	1,084,448
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		867	920,104
6.75%, 2/01/22		1,197	1,268,820
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,510
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		1,363	1,310,184
7.25%, 4/16/44(a)		234	214,110
Minsur SA 6.25%, 2/07/24(a)		891	988,907
Samarco Mineracao SA 4.125%, 11/01/22(a)		651	585,900
5.75%, 10/24/23(a)(b)		810	789,750
Southern Copper Corp. 7.50%, 7/27/35		3,300	3,763,782
Vale Overseas Ltd. 6.875%, 11/21/36		4,756	4,600,003
Westvaco Corp. 7.95%, 2/15/31		1,000	1,348,419
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	2,404,861

			21,646,564

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Odebrecht Finance Ltd. 8.25%, 4/25/18(a)	BRL	1,332	$308,841
Owens Corning 7.00%, 12/01/36(g)	U.S.$	1,340	1,641,437

			1,950,278

Communications - Media – 0.2%
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(o)		1,401	1,485,340
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)		286	301,730
Time Warner Cable, Inc. 6.75%, 6/15/39		660	845,942

			2,633,012

Communications - Telecommunications – 0.3%
Embarq Corp. 7.995%, 6/01/36		932	1,108,241
Qwest Corp. 6.50%, 6/01/17		610	664,855
6.875%, 9/15/33		1,570	1,575,547

			3,348,643

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		215	231,125

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		659	640,878
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		803	892,899

			1,533,777

Energy – 0.3%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,760	1,854,600
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		1,066	1,305,736

			3,160,336

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)		2,181	2,279,145

Transportation - Airlines – 0.2%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,006	1,113,835

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22	U.S.$	779	$914,859

			2,028,694

			38,811,574

Utility – 0.3%
Electric – 0.2%
EDP Finance BV 4.90%, 10/01/19(a)		148	157,333
6.00%, 2/02/18(a)		2,055	2,234,854

			2,392,187

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,235	1,284,328

			3,676,515

Total Corporates – Investment Grade (cost $76,605,393)			88,746,177

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.2%
Non-Agency Fixed Rate – 3.3%
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.731%, 5/25/47		477	411,533
Series 2007-4, Class 22A1 4.879%, 6/25/47		1,800	1,613,737
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		877	664,569
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		2,744	2,533,950
Series 2006-AR3, Class 1A2A 5.266%, 6/25/36		1,748	1,671,905
Series 2007-AR4, Class 1A1A 5.392%, 3/25/37		407	388,147
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,881	1,648,859
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		1,474	1,329,111
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,231	1,094,272
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,089	960,448
Series 2006-HY12, Class A5 3.565%, 8/25/36		2,632	2,506,448

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A10 5.50%, 2/25/36	U.S.$	2,402	$2,163,840
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,442	1,299,616
Series 2007-13, Class A2 6.00%, 6/25/47		1,795	1,526,009
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.55%, 9/25/47		534	476,417
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,017	889,180
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.275%, 9/25/36		1,086	850,910
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		1,020	832,788
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.544%, 9/25/35		1,231	1,057,903
Series 2006-AR37, Class 2A1 4.478%, 2/25/37		801	651,908
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		665	616,534
Series 2007-12, Class 3A22 6.00%, 8/25/37		185	168,275
Residential Accredit Loans, Inc. Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,002	917,893
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		323	270,053
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.194%, 9/25/35		1,388	1,298,470
Series 2006-9, Class 4A1 5.283%, 10/25/36		976	844,045
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 4.677%, 9/25/36		2,001	1,128,353
Series 2006-7, Class A4 4.677%, 9/25/36		2,106	1,187,189
Series 2006-9, Class A4 5.132%, 10/25/36		2,100	1,246,989

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Mortgage Pass-Through Certificates Trust Series 2007-HY3, Class 4A1 2.356%, 3/25/37	U.S.$	2,218	$2,093,074
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,052	1,859,252
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.574%, 12/28/37		2,674	2,460,103
Series 2007-AR8, Class A1 2.61%, 11/25/37		1,052	921,504

			39,583,284

Non-Agency Floating Rate – 2.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 2A2 4.626%, 9/25/35(g)(r)		1,096	115,902
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.774%, 4/25/37(g)		4,044	2,186,265
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.774%, 8/25/37(g)		1,300	1,011,294
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.314%, 7/25/47(g)		832	700,226
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.424%, 4/25/37(g)		642	351,915
Series 2007-FA2, Class 1A5 0.474%, 4/25/37(g)		727	401,187
Series 2007-FA2, Class 1A6 5.376%, 4/25/37(g)(r)		217	47,579
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.398%, 7/19/47(g)		3,384	2,822,346
Series 2007-7, Class 2A1A 1.174%, 10/25/37(g)		704	607,016
Lehman XS Trust Series 2007-10H, Class 2AIO 6.829%, 7/25/37(g)(r)		764	195,506
Series 2007-15N, Class 4A1 1.074%, 8/25/47(g)		817	562,815
Series 2007-4N, Class 3A2A 0.871%, 3/25/47(g)		2,282	1,896,354

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QS18, Class 2A2 6.376%, 12/25/36(g)(r)	U.S.$	7,288	$1,770,878
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.628%, 8/25/47(g)		2,271	1,994,233
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.888%, 4/25/47(g)		3,363	2,469,422
Washington Mutual Mortgage Pass- Through Certificates Series 2007-OA1, Class A1A 0.828%, 2/25/47(g)		2,736	2,192,897
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-AR5, Class A1A 1.118%, 6/25/46(g)		809	706,129
Series 2007-OA3, Class 2A1A 0.888%, 4/25/47(g)		894	778,422
Series 2007-OA5, Class 1A 0.878%, 6/25/47(g)		4,688	4,025,127

			24,835,513

GSE Risk Share Floating Rate – 1.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.324%, 7/25/23(g)		2,350	2,815,706
Series 2013-DN2, Class M2 4.424%, 11/25/23(g)		1,925	1,978,694
Series 2014-DN1, Class M3 4.674%, 2/25/24(g)		1,380	1,429,681
Series 2014-DN2, Class M3 3.774%, 4/25/24(g)		1,044	1,015,601
Series 2014-HQ2, Class M3 3.924%, 9/25/24(g)		710	685,501
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.424%, 10/25/23(g)		1,451	1,586,135
Series 2014-C01, Class M2 4.574%, 1/25/24(g)		1,991	2,064,526
Series 2014-C02, Class 1M2 2.774%, 5/25/24(g)		490	446,373
Series 2014-C03, Class 1M2 3.174%, 7/25/24(g)		1,147	1,078,815

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 5.074%, 11/25/24(g)	U.S.$	3,900	$4,121,357
Series 2015-C01, Class 1M2 4.474%, 2/25/25(g)		3,035	3,070,427
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M3 4.924%, 10/25/24(g)		1,655	1,717,970
Series 2015-HQ1, Class M3 3.973%, 3/25/25(g)		815	821,122

			22,831,908

Total Collateralized Mortgage Obligations (cost $82,802,907)			87,250,705

BANK LOANS – 4.1%
Industrial – 3.8%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(g)		1,877	1,692,226

Capital Goods – 0.2%
ClubCorp Club Operations, Inc. 4.50%, 7/24/20(g)		1,291	1,297,652
Serta Simmons Holdings LLC 4.25%, 10/01/19(g)		1,283	1,284,502

			2,582,154

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 7.50%, 7/25/22(g)		1,167	1,166,422
TWCC Holding Corp. 7.00%, 6/26/20(g)		1,050	922,687

			2,089,109

Consumer Cyclical - Automotive – 0.6%
Exide Technologies 9.00%, 4/30/15(e)		5,973	4,703,351
Navistar, Inc. 5.75%, 8/17/17(g)		875	878,281
TI Group Automotive Systems LLC 4.25%, 7/02/21(g)		1,466	1,464,232

			7,045,864

Consumer Cyclical - Entertainment – 0.2%
Kasima LLC (Digital Cinema Implementation Partners LLC) 3.25%, 5/17/21(g)		662	659,283

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCL Corp., Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(g)	U.S.$	252	$253,722
Station Casinos LLC 4.25%, 3/02/20(g)		1,823	1,825,932

			2,738,937

Consumer Cyclical - Other – 0.4%
CityCenter Holdings LLC 4.25%, 10/16/20(g)		2,273	2,279,981
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(g)		643	644,790
New HB Acquisition LLC 6.75%, 4/09/20(g)		1,980	2,012,175

			4,936,946

Consumer Cyclical - Retailers – 0.4%
Dollar Tree, Inc. 4.25%, 3/09/22(h)		38	38,029
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(g)		1,229	1,236,128
J.C. Penney Corp., Inc. 6.00%, 5/22/18(g)		1,425	1,420,294
Michaels Stores, Inc. 4.00%, 1/28/20(g)		632	633,518
PetSmart, Inc. 3/11/22(s)		810	815,856
Rite Aid Corp. 5.75%, 8/21/20(g)		500	505,000

			4,648,825

Consumer Non-Cyclical – 0.8%
Acadia Healthcare Co., Inc. 4.25%, 2/11/22(g)		94	94,373
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(g)		1,348	1,347,120
Air Medical Holding LLC 7.63%, 5/31/18		4,000	4,020,000
Grifols Worldwide Operations Ltd. 3.18%, 2/27/21(g)		703	701,789
H. J. Heinz Co. 3.25%, 6/05/20(g)		459	459,157
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã.r.l. 6/30/21(s)		628	621,838
Par Pharmaceutical Companies, Inc. (Par Pharmaceuticals, Inc.) 4.00%, 9/30/19(g)		585	584,000
Pharmedium Healthcare Corp. 7.75%, 1/28/22(g)		1,173	1,169,724

			8,998,001

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Atlas Ltd. 1/15/21(n)(s)	U.S.$	1,500	$1,503,750
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(g)		1,126	891,155

			2,394,905

Other Industrial – 0.5%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(g)		1,030	974,876
Atkore International, Inc. 7.75%, 10/09/21(g)		1,690	1,630,850
Education Management II LLC 5.50%-8.50%, 7/02/20(g)		645	539,447
Gardner Denver, Inc. 4.25%, 7/30/20(g)		1,182	1,119,827
Laureate Education, Inc. 5.00%, 6/15/18(g)		737	687,568
Liberty Tire Recycling Group 4/01/16(h)(l)(n)		208	205,444
Unifrax Holding Co. 5.25%, 11/28/18(g)	EUR	729	787,663

			5,945,675

Technology – 0.2%
Avaya, Inc. 10/26/17-3/31/18(s)	U.S.$	1,009	994,331
Riverbed Technology, Inc. 4/24/22(s)		445	448,941
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(g)		1,016	1,010,427

			2,453,699

			45,526,341

Financial Institutions – 0.2%
Insurance – 0.1%
Hub International Ltd. 4.00%, 10/02/20(g)		493	488,127

Other Finance – 0.1%
Travelport Finance (Luxembourg) S.Ã.r.l. 5.75%, 9/02/21(g)		1,527	1,539,962

			2,028,089

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(g)		2,010	2,016,181

Total Bank Loans (cost $51,517,012)			49,570,611

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 3.9%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15	U.S.$	6,411	$6,234,963

Dominican Republic – 0.9%
Dominican Republic International Bond 7.45%, 4/30/44(a)		1,283	1,446,583
8.625%, 4/20/27(a)		8,385	9,957,187

			11,403,770

El Salvador – 0.7%
El Salvador Government International Bond 7.625%, 9/21/34(a)		762	792,480
7.65%, 6/15/35(a)		6,996	7,328,310

			8,120,790

Ghana – 0.1%
Republic of Ghana 7.875%, 8/07/23(a)(b)		1,198	1,136,072
8.50%, 10/04/17(a)		606	621,059

			1,757,131

Ivory Coast – 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		7,583	7,204,457
6.375%, 3/03/28(a)		1,269	1,272,172

			8,476,629

Jamaica – 0.1%
Jamaica Government International Bond 7.625%, 7/09/25		506	561,028

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		702	722,533

Lebanon – 0.1%
Lebanon Government International Bond 6.00%, 1/27/23(a)		796	799,144
Series E 6.10%, 10/04/22(a)		665	671,650

			1,470,794

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		1,498	1,542,184

Serbia – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)		383	389,341

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)	U.S.$	799	$818,975

Venezuela – 0.3%
Venezuela Government International Bond 9.00%, 5/07/23(a)		824	294,401
9.25%, 9/15/27		8,383	3,344,817
9.25%, 5/07/28(a)		300	107,250
11.75%, 10/21/26(a)		486	195,615
11.95%, 8/05/31(a)		355	144,526

			4,086,609

Zambia – 0.2%
Zambia Government International Bond 8.50%, 4/14/24(a)		1,846	1,956,760

Total Emerging Markets – Sovereigns (cost $44,891,844)			47,541,507

EMERGING MARKETS – CORPORATE BONDS – 3.3%
Industrial – 3.0%
Basic – 0.5%
Elementia SAB de CV 5.50%, 1/15/25(a)		469	466,186
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)		1,650	1,463,344
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		1,278	1,386,630
Tupy Overseas SA 6.625%, 7/17/24(a)		601	576,960
Vedanta Resources PLC 6.00%, 1/31/19(a)		600	537,000
8.25%, 6/07/21(a)(b)		1,812	1,644,390
9.50%, 7/18/18(a)		420	424,200

			6,498,710

Capital Goods – 0.6%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		3,299	3,670,138
Cemex Finance LLC 9.375%, 10/12/22(a)		587	665,335
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		200	206,980
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		1,211	1,277,605
Zoomlion Hk Spv Co., Ltd. 6.875%, 4/05/17(a)(b)		1,250	1,275,000

			7,095,058

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Myriad International Holdings BV 6.00%, 7/18/20(a)	U.S.$	1,519	$1,671,015

Communications - Telecommunications – 0.2%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		986	1,050,583
Digicel Ltd. 6.00%, 4/15/21(a)		750	712,500
6.75%, 3/01/23(a)		485	469,844

			2,232,927

Consumer Cyclical - Other – 0.2%
Theta Capital Pte Ltd. 6.125%, 11/14/20(a)		200	201,285
7.00%, 5/16/19-4/11/22(a)		1,901	1,961,043

			2,162,328

Consumer Cyclical - Retailers – 0.3%
Edcon Ltd. 9.50%, 3/01/18(a)		420	322,392
9.50%, 3/01/18(a)	EUR	526	433,106
9.50%, 3/01/18(a)(b)		625	517,464
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	2,500	2,637,500

			3,910,462

Consumer Non-Cyclical – 0.8%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	2,042	531,193
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	3,116	2,944,620
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		2,187	2,066,715
Minerva Luxembourg SA 7.75%, 1/31/23(a)		2,866	2,823,010
Tonon Bioenergia SA 9.25%, 1/24/20(a)		1,620	453,600
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		600	270,000
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(k)		4,090	163,600
10.875%, 1/13/20(c)(k)		480	85,440
11.75%, 2/09/22(c)(k)		1,620	64,800

			9,402,978

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		675	707,062

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TAM Capital 3, Inc. 8.375%, 6/03/21(a)	U.S.$	2,505	$2,520,030

			3,227,092

			36,200,570

Utility – 0.2%
Electric – 0.2%
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)(b)		1,703	1,737,060

Financial Institutions – 0.1%
Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		1,491	1,237,530

Total Emerging Markets – Corporate Bonds (cost $44,147,628)			39,175,160

		Shares
PREFERRED STOCKS – 2.6%
Financial Institutions – 2.6%
Banking – 0.9%
GMAC Capital Trust I 8.125%		98,050	2,573,812
Goldman Sachs Group, Inc. (The) Series J 5.50%		65,775	1,656,215
Morgan Stanley 6.875%		38,650	1,063,262
State Street Corp. Series D 5.90%		25,800	704,082
US Bancorp/MN Series F 6.50%		100,000	2,971,000
Wells Fargo & Co. 5.85%		6,050	160,446
Wells Fargo & Co. 6.625%		65,275	1,842,713

			10,971,530

Finance – 0.2%
RBS Capital Funding Trust V Series E 5.90%		111,000	2,725,050

Insurance – 0.3%
Hartford Financial Services Group, Inc. (The) 7.875%		75,000	2,304,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

Company	Shares	U.S. $ Value

XLIT Ltd. Series D 3.373%(g)	1,600	$1,317,500

		3,621,500

REITS – 1.2%
Apartment Investment & Management Co. 6.875%	130,000	3,461,250
Brandywine Realty Trust Series E 6.90%	30,425	798,656
Cedar Realty Trust, Inc. Series B 7.25%	24,651	631,805
Health Care REIT, Inc. Series J 6.50%	23,650	638,077
Hersha Hospitality Trust Series C 6.875%	31,800	821,833
Kilroy Realty Corp. Series H 6.375%	2,000	51,060
Kimco Realty Corp. Series I 6.00%	19,850	514,115
Kimco Realty Corp. Series K 5.625%	12,000	298,080
National Retail Properties, Inc. Series D 6.625%	21,000	551,460
National Retail Properties, Inc. Series E 5.70%	44,975	1,122,126
Public Storage Series W 5.20%	18,400	445,648
Public Storage Series X 5.20%	1,000	24,290
Sabra Health Care REIT, Inc. Series A 7.125%	145,600	3,919,552
Sovereign Real Estate Investment Trust 12.00%(a)	185	248,825
Vornado Realty Trust Series K 5.70%	10,800	269,028

		13,795,805

		31,113,885

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.0%
Services – 0.0%
Education Management LLC 0.00%		9,146	$91,460
Education Management Corp. 0.00%		3,225	209,625

			301,085

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		12,025	330,086

Total Preferred Stocks (cost $28,434,722)			31,745,056

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Non-Agency Fixed Rate CMBS – 2.2%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.575%, 6/10/49	U.S.$	1,973	2,029,591
Series 2007-5, Class AM 5.772%, 2/10/51		2,877	3,068,338
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.592%, 6/24/50(k)(n)		3,500	3,732,750
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.887%, 4/10/46		2,319	194,165
Series 2014-GC23, Class D 4.508%, 7/10/47(a)		856	817,742
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.166%, 10/15/45		9,689	1,047,578
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.109%, 5/15/45(r)		2,322	234,062
Series 2012-CR5, Class XA 1.89%, 12/10/45		2,479	228,047
Series 2012-LC4, Class XA 2.418%, 12/10/44(a)		6,554	734,463
Series 2014-CR15, Class XA 1.345%, 2/10/47		2,586	175,007

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-LC15, Class D 4.944%, 4/10/47(a)	U.S.$	1,500	$1,463,757
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		669	566,610
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class XA 2.354%, 11/10/45		1,937	222,572
Series 2013-GC10, Class XA 1.724%, 2/10/46		1,022	96,953
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.522%, 4/10/38		1,484	1,516,727
Series 2011-GC5, Class C 5.31%, 8/10/44(a)		3,152	3,537,735
Series 2012-GCJ7, Class XA 2.551%, 5/10/45		7,006	755,111
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		1,254	1,325,701
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,000	2,018,500
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 2.131%, 11/15/45(a)		11,582	1,054,721
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.844%, 12/10/45(a)		971	96,482
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AM 5.818%, 5/15/46		400	433,496
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class XA 1.405%, 11/15/43(a)		2,128	121,858
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.246%, 6/15/44(a)(j)		1,022	1,113,839
Series 2012-C7, Class XA 1.568%, 6/15/45(a)		1,576	132,815

Total Commercial Mortgage-Backed Securities (cost $22,940,304)			26,718,620

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 1.2%
Bahrain – 0.2%
Bahrain Government International Bond 6.00%, 9/19/44(a)	U.S.$	2,100	$2,026,500

Croatia – 0.4%
Croatia Government International Bond 6.625%, 7/14/20(a)		4,000	4,435,000

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)		1,360	1,504,500

Turkey – 0.2%
Turkey Government International Bond 5.625%, 3/30/21		2,600	2,843,750

United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(b)		3,310	4,106,220

Total Governments - Sovereign Bonds (cost $13,480,414)			14,915,970

GOVERNMENTS – SOVEREIGN AGENCIES – 1.2%
Brazil – 0.4%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(o)		2,000	1,723,660
Petrobras Global Finance BV 4.875%, 3/17/20		1,395	1,252,710
5.375%, 1/27/21		1,655	1,501,333
5.75%, 1/20/20		190	176,240

			4,653,943

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		1,271	1,182,030

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		1,280	1,280,525

Morocco – 0.1%
OCP SA 5.625%, 4/25/24(a)		650	706,875

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	133	$133,221
2.375%, 5/25/16		1,551	1,556,537

			1,689,758

Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	1,300	1,049,884

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	2,300	3,464,021

Total Governments – Sovereign Agencies (cost $14,679,323)			14,027,036

WHOLE LOAN TRUSTS – 1.0%
Performing Asset – 1.0%
Aeroservicios Especializado SA 10.75%, 3/19/18(l)(n)	U.S.$	2,579	2,487,600
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(n)	MXN	9,897	648,842
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(l)(n)	U.S.$	1,912	1,912,380
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(l)(n)		270	269,907
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(l)(n)		313	313,125
Deutsche Bank Mexico SA 8.00%, 10/31/34(j)(l)(n)	MXN	48,970	2,309,592
8.00%, 10/31/34(l)(n)		19,805	934,041
Ede Del Este SA (DPP) 12.00%, 3/31/16(l)(n)	U.S.$	675	688,055
Ede Del Este SA (ITABO) 12.00%, 3/31/16(l)(n)		312	318,000
Recife Funding Zero Coupon, 11/05/29(l)(n)		1,811	1,811,112
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20(l)(n)		384	384,391

Total Whole Loan Trusts (cost $12,728,616)			12,077,045

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.0%
United States – 1.0%
Buckeye Tobacco Settlement Financing Authority
Series 2007A-2 5.875%, 6/01/47	U.S.$	1,700	$1,393,932
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		1,400	1,077,440
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		1,020	915,001
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		1,630	1,385,973
State of California Series 2010 7.60%, 11/01/40		750	1,180,845
7.95%, 3/01/36		1,915	2,359,318
State of Illinois Series 2010 7.35%, 7/01/35		1,915	2,287,697
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		475	363,527
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		1,095	780,166

Total Local Governments – Municipal Bonds (cost $10,849,207)			11,743,899

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		895	884,290
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,107	834,493
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		1,800	1,632,404
Series 2006-10, Class AF3 5.985%, 6/25/36		1,470	858,325

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36	U.S.$	1,429	$1,298,585
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,469	974,491
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,401	903,790

			7,386,378

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(g)		2,059	1,215,077
Series 2006-6, Class AF5 6.241%, 3/25/36(g)		763	450,129
Lehman XS Trust Series 2007-6, Class 3A5 5.146%, 5/25/37(j)		512	568,654

			2,233,860

Total Asset-Backed Securities (cost $9,195,919)			9,620,238

EMERGING MARKETS – TREASURIES – 0.8%
Dominican Republic – 0.6%
Dominican Republic International Bond 16.00%, 7/10/20(k)	DOP	229,800	6,463,416

Indonesia – 0.2%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	27,844,000	2,464,966

Total Emerging Markets – Treasuries (cost $9,823,230)			8,928,382

		Shares
COMMON STOCKS – 0.7%
iPayment, Inc.(f)		180,130	630,454
Keystone Automotive Operations(f)(l)(n)		106,736	266,841
Liberty Tire Recycling LLC(f)(l)(n)		81,827	– 0	–‡
Mt. Logan Re Ltd. (Preference Shares)(e)^		5,669	5,721,130
Neenah Enterprises, Inc.(f)(l)(n)		58,200	465,600
New Cotai LLC/New Cotai Capital Corp.(f)(l)(n)		3	60,189
Travelport LLC(f)		80,347	1,341,795

Total Common Stocks (cost $8,667,543)			8,486,009

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	699	$893,846
8.00%, 8/07/19(a)		330	388,575

			1,282,421

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		2,358	2,394,927

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)(b)		670	675,025

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 11/15/26(a)		2,700	841,050

Total Quasi-Sovereigns (cost $5,704,583)			5,193,423

		Shares
INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
OCL Opportunities Fund I(l)(n)		10,445	1,116,263
OCL Opportunities Fund II(l)(n)		11,474	1,439,511

Total Investment Companies (cost $2,825,901)			2,555,774

		Principal Amount (000)
AGENCIES – 0.1%
United States – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $1,680,160)	U.S.$	1,678	1,627,660

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Uruguay Government International Bond 5.00%, 9/14/18 (cost $986,866)	UYU	23,504	933,926

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

		Notional Amount (000)		U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY.23 RTP JPMorgan Chase Bank, NA (Buy Protection) Expiration: Apr 2015, Exercise Rate: 1.03%(f)		40,680		$11,416
CDX-NAHY.23 RTP JPMorgan Chase Bank, NA (Buy Protection) Expiration: Apr 2015, Exercise Rate: 1.07%(f)		40,680		56,280

Total Options Purchased – Puts (premiums paid $279,065)				67,696

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 3/15/17(f)(k)(n)		900		– 0	–
FairPoint Communications, Inc., expiring 1/24/18(f)(l)		9,725		681
iPayment Holdings, Inc., expiring 11/15/18(f)(l)		1,142		3,997
iPayment Holdings, Inc., expiring 12/29/22(f)(l)(n)		12,250		3,675
Talon Equity Co. NV, expiring 11/24/15(f)(l)(n)		1,059		– 0	–

Total Warrants (cost $0)				8,353

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 0.9%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(t)(u) (cost $11,049,513)		11,049,513		11,049,513

		Principal Amount (000)
Time Deposits – 0.1%
ANZ, London 0.074%, 4/01/15	GBP	510		756,795
BBH, Grand Cayman 0.005%, 4/01/15	JPY	683		5,698
1.212%, 4/01/15	AUD	– 0	–**	– 0	–‡
4.80%, 4/01/15	ZAR	19		1,593

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada, Toronto 0.10%, 4/01/15	CAD	46	$36,591
Sumitomo, Tokyo 0.03%, 4/01/15	U.S.$	546	546,498
Wells Fargo, Grand Cayman (0.198)%, 4/01/15	EUR	80	86,050

Total Time Deposits (cost $1,437,741)			1,433,225

Total Short-Term Investments (cost $12,487,254)			12,482,738

Total Investments – 115.5% (cost $1,397,725,606)			1,394,792,251
Other assets less liabilities – (15.5)%			(186,815,152)

Net Assets – 100.0%			$1,207,977,099

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	17,664	IDR	229,949,686	4/17/15	$(165,856)
Barclays Bank PLC	GBP	16,000	USD	24,616	4/23/15	884,752
Barclays Bank PLC	USD	1,852	HUF	531,235	4/28/15	47,796
BNP Paribas SA	USD	3,153	INR	198,564	4/10/15	33,034
BNP Paribas SA	MXN	176,132	USD	11,667	4/16/15	131,208
BNP Paribas SA	USD	3,553	ZAR	41,305	4/17/15	(156,702)
BNP Paribas SA	SGD	8,280	USD	6,046	4/24/15	15,464
Brown Brothers Harriman & Co.	USD	2,346	GBP	1,576	4/23/15	(8,229)
Brown Brothers Harriman & Co.	EUR	211	USD	229	4/30/15	2,006
Citibank, NA	USD	8,675	TRY	22,026	4/15/15	(230,888)
Credit Suisse International	MXN	121,171	USD	7,819	4/16/15	(117,510)
Credit Suisse International	MXN	62,750	USD	4,119	4/16/15	9,202
Deutsche Bank AG	NOK	4,145	USD	524	4/24/15	9,585
Goldman Sachs Bank USA	USD	20,880	MXN	312,668	4/16/15	(401,387)
Goldman Sachs Bank USA	USD	1,077	COP	2,890,006	4/20/15	31,772
Goldman Sachs Bank USA	CHF	11,169	USD	11,681	5/13/15	167,900
JPMorgan Chase Bank, NA	CAD	34,462	USD	27,355	4/10/15	148,306
Morgan Stanley Capital Services LLC	AUD	48,558	USD	37,096	5/15/15	205,355
Royal Bank of Scotland PLC	USD	1,295	BRL	3,925	4/02/15	(65,575)
Royal Bank of Scotland PLC	USD	11,628	CAD	14,858	4/10/15	102,844
Royal Bank of Scotland PLC	USD	11,730	PEN	36,686	4/15/15	87,664
Royal Bank of Scotland PLC	MXN	9,897	USD	661	4/16/15	12,904
Royal Bank of Scotland PLC	GBP	24,904	USD	36,637	4/23/15	(300,763)
Royal Bank of Scotland PLC	TWD	192,651	USD	6,179	4/28/15	11,365
Royal Bank of Scotland PLC	EUR	49,107	USD	53,591	4/30/15	768,066

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	IDR	153,064,406	USD	11,541	4/17/15	$(107,214)
UBS AG	USD	1,570	BRL	5,128	4/02/15	37,106
UBS AG	USD	8,131	BRL	23,522	4/02/15	(760,858)
UBS AG	USD	744	GBP	488	4/23/15	(19,370)
UBS AG	USD	10,153	BRL	32,575	5/05/15	(36,275)

						$335,702

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 23, 5 Year Index	JPMorgan Chase Bank, NA	Sell	105.00%	4/15/15	$81,360	$167,439	$(28,140)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.03%	USD 44	$(3,674)	$(100)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	40	(3,348)	(91)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,674)	(100)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,674)	(100)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,675)	(193)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	40	(3,348)	(176)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,675)	(193)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,675)	(193)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,674)	(228)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,674)	(228)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	40	(3,348)	(207)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	44	(3,674)	(228)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	65	(5,389)	(327)

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.03%	USD 59	$(4,899)	$(297)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	65	(5,389)	(327)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	65	(5,389)	(327)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	72	(5,961)	(326)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	72	(5,961)	(326)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	65	(5,390)	(295)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	72	(5,961)	(326)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	75	(6,288)	(344)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	36	(3,021)	(165)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	32	(2,695)	(164)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	66	(5,471)	(332)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	45	(3,757)	(233)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	23	(1,878)	(116)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	45	(3,756)	(197)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	23	(1,879)	(99)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	23	(1,878)	(51)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	45	(3,757)	(103)
iTraxx-Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	1.73	EUR 15,133	(2,166,403)	(209,534)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.48	USD 7,024	618,707	226,539
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.40	10,730	207,330	106,947
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	2.75	3,989	347,236	179,140
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	1,069	89,092	37,306

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.03%	USD 534	$44,505	$18,123
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	1,056	87,691	31,504
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	1,056	87,691	39,197
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	960	79,760	19,541
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	1,056	87,737	20,235
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	231	16,824	570
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	231	16,824	1,101
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	231	16,824	1,264
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	340	24,762	1,860
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	373	27,165	1,854

				$(536,087)	$469,255

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME)	$126,120	2/27/20	1.63%	3 Month LIBOR	$(843,288)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	5.00%	1.46%	USD	3,739	$(257,335)	$(213,499)	$(43,836)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	5.00	3.06		3,505	(124,002)	(143,045)	19,043

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	5.00%	0.91%	USD 3,870	$(356,454)	$(287,815)	$(68,639)
Citibank, NA:
Bombardier Inc., 7.450%, 5/1/34, 3/20/17*	5.00	1.72	1,971	(121,961)	(134,806)	12,845
Bombardier Inc., 7.450%, 5/1/34, 3/20/17*	5.00	1.72	1,959	(121,218)	(138,347)	17,129
United States Steel Corp., 6.650%, 6/1/37, 3/20/17*	5.00	1.49	3,643	(246,336)	(193,692)	(52,644)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.500%, 1/15/28, 12/20/18*	5.00	1.77	150	(17,229)	(5,783)	(11,446)
Western Union Co., 3.650%, 8/22/18, 3/20/17*	1.00	0.30	1,965	(26,669)	(4,948)	(21,721)
Western Union Co., 3.650%, 8/22/18, 9/20/17*	1.00	0.42	1,970	(27,189)	(21,639)	(5,550)
Deutsche Bank AG:
iHeart Communications, Inc., 6.875%, 6/15/18, 6/20/18*	5.00	13.95	420	99,774	37,574	62,200
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	5.00	0.68	3,895	(336,091)	(247,859)	(88,232)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	1.00	0.58	3,540	(28,734)	55,563	(84,297)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	5.00	0.79	3,664	(306,707)	(181,264)	(125,443)
Newmont Mining Corp., 5.875%, 4/1/35, 3/20/17*	1.00	0.31	3,930	(52,921)	(14,485)	(38,436)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	5.00	7.36	3,634	177,547	(208,240)	385,787

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
Fiat Chrysler Automobiles N.V., 5.625%, 6/12/17, 3/20/19*	5.00%	1.42%	EUR	1,412	$(212,105)	$(116,051)	$(96,054)
Fiat Chrysler Automobiles N.V., 5.625%, 6/12/17, 3/20/19*	5.00	1.42		1,498	(225,024)	(109,553)	(115,471)
UBS AG:
Alcatel-Lucent USA, Inc., 6.500%, 1/15/28, 9/20/18*	5.00	1.62	USD	200	(22,669)	4,733	(27,402)
Alcatel-Lucent USA, Inc., 6.500%, 1/15/28, 9/20/18*	5.00	1.62		130	(14,735)	3,078	(17,813)
J.C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	5.00	3.59		670	(12,489)	18,669	(31,158)
Sale Contracts
Barclays Bank PLC:
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00	5.46		1,270	(9,989)	(70,969)	60,980
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.27		2,546	160,199	107,057	53,142
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	2.34		828	89,091	78,526	10,565
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	4.78		2,547	16,793	47,522	(30,729)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.06		246	22,822	10,238	12,584
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	2.81		2,620	231,034	188,941	42,093

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
Bombardier Inc., 7.450%, 5/1/34, 3/20/19*	5.00%	3.84%	USD 1,311	$54,973	$105,751	$(50,778)
Bombardier Inc., 7.450%, 5/1/34, 3/20/19*	5.00	3.84	1,309	54,889	107,818	(52,929)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.06	325	30,151	13,910	16,241
United States Steel Corp., 6.650%, 6/1/37, 3/20/19*	5.00	3.81	2,620	108,293	69,273	39,020
Credit Suisse International:
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.06	119	11,040	5,303	5,737
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.86	1,309	6,157	(35,775)	41,932
Western Union Co., 3.650%, 8/22/18, 9/20/19*	1.00	1.04	1,320	(4,092)	(16,445)	12,353
Goldman Sachs Bank USA:
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	2.39	300	21,459	(24,875)	46,334
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	2.21	2,620	273,520	173,769	99,751
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.53	EUR 1,440	157,648	(130,452)	288,100
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	1.27	USD 2,620	(30,091)	(234,481)	204,390
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	1.79	2,620	317,974	51,550	266,424
Newmont Mining Corp., 5.875%, 4/1/35, 3/20/19*	1.00	0.90	2,620	7,775	(78,985)	86,760
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	10.78	2,620	(452,784)	69,273	(522,057)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00%	3.20%	USD 1,350	$24,996	$8,943	$16,053
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	4.41	491	10,623	23,602	(12,979)
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	4.41	743	16,060	37,723	(21,663)

				$(1,114,006)	$(1,394,192)	$280,186

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC:
iShares iBoxx $ High Yield Corporate Bond ETF	25,043	LIBOR	USD	5,863	6/22/15	$76,589
iShares iBoxx $ High Yield Corporate Bond ETF	16,555	LIBOR		3,880	6/22/15	45,995

						$122,584

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
Barclays Capital, Inc.†	945	USD	(2.00	)%*	—	$944,890
Barclays Capital, Inc.†	1,544	USD	(1.75	)%*	—	1,536,269
Barclays Capital, Inc.†	411	USD	(1.50	)%*	—	410,197
Barclays Capital, Inc.†	810	USD	(1.50	)%*	—	808,828
Barclays Capital, Inc.†	1,000	USD	(1.00	)%*	—	999,611
Barclays Capital, Inc.†	403	USD	(1.00	)%*	—	402,559
Barclays Capital, Inc.†	1,311	USD	(0.50	)%*	—	1,310,409
Barclays Capital, Inc.†	517	USD	(0.50	)%*	—	516,136
Barclays Capital, Inc.†	900	EUR	(0.50	)%*	—	965,225

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
Barclays Capital, Inc.†	481	USD	(0.38	)%*	—	$480,856
Barclays Capital, Inc.†	409	GBP	(0.25	)%*	—	605,988
Barclays Capital, Inc.†	770	USD	(0.25	)%*	—	769,099
Barclays Capital, Inc.†	1,115	USD	(0.25	)%*	—	1,114,785
Barclays Capital, Inc.†	597	USD	(0.15	)%*	—	596,719
Barclays Capital, Inc.†	1,157	USD	(0.05	)%*	—	1,156,910
Barclays Capital, Inc.†	1,386	USD	(0.05	)%*	—	1,385,481
Barclays Capital, Inc.†	1,105	USD	0.00%		—	1,105,230
Barclays Capital, Inc.†	888	USD	0.05%		—	888,449
Barclays Capital, Inc.†	1,281	USD	0.05%		—	1,280,689
Barclays Capital, Inc.†	1,400	USD	0.05%		—	1,399,731
Barclays Capital, Inc.†	1,753	USD	0.05%		—	1,753,069
Barclays Capital, Inc.†	4,090	USD	0.05%		—	4,090,853
Barclays Capital, Inc.†	249	USD	1.00%		—	249,010
Credit Suisse Securities (USA) LLC†	1,196	GBP	(4.00	)%*	—	1,771,077
Credit Suisse Securities (USA) LLC†	348	EUR	(3.25	)%*	—	372,299
Credit Suisse Securities (USA) LLC†	1,184	USD	(2.00	)%*	—	1,181,706
Credit Suisse Securities (USA) LLC†	495	EUR	(0.88	)%*	—	530,916
Credit Suisse Securities (USA) LLC†	364	USD	(0.75	)%*	—	364,009
Credit Suisse Securities (USA) LLC†	4,195	USD	(0.75	)%*	—	4,190,356
Credit Suisse Securities (USA) LLC†	965	USD	(0.50	)%*	—	963,681
Credit Suisse Securities (USA) LLC†	1,133	USD	(0.25	)%*	—	1,132,696
Credit Suisse Securities (USA) LLC†	2,169	USD	(0.25	)%*	—	2,168,910
Credit Suisse Securities (USA) LLC†	2,927	USD	(0.05	)%*	—	2,926,992
Credit Suisse Securities (USA) LLC†	1,876	USD	0.00%		—	1,875,575
Credit Suisse Securities (USA) LLC†	1,150	USD	0.00%		—	1,149,868
Credit Suisse Securities (USA) LLC†	1,447	USD	0.00%		—	1,446,993
Credit Suisse Securities (USA) LLC†	2,248	USD	0.00%		—	2,247,500
Credit Suisse Securities (USA) LLC†	2,291	USD	0.00%		—	2,290,883
Credit Suisse Securities (USA) LLC†	2,359	USD	0.00%		—	2,359,175
Deutsche Bank Securities, Inc.†	762	USD	(2.00	)%*	—	761,078
HSBC Securities (USA) Inc.	67,301	USD	(0.25	)%*	4/07/15	67,281,620

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
ING Financial Markets LLC†	505	USD	(2.00	)%*	—	$502,892
JPMorgan Chase Bank, NA	67,473	USD	0.09%		4/09/15	67,475,874
JPMorgan Chase Bank, NA†	611	USD	(0.25	)%*	—	611,161
JPMorgan Chase Bank, NA†	688	USD	(0.25	)%*	—	688,425
RBC Capital Markets†	2,794	USD	(0.50	)%*	—	2,790,079
RBC Capital Markets†	1,412	USD	(0.25	)%*	—	1,410,830
RBC Capital Markets†	1,746	USD	(0.25	)%*	—	1,743,635
RBC Capital Markets†	1,395	USD	(0.10	)%*	—	1,394,182
RBC Capital Markets†	1,207	USD	0.00%		—	1,207,218
RBC Capital Markets†	1,515	USD	0.00%		—	1,515,250

						$199,125,873

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2015.

*	Interest payment due from counterparty.

‡	Amount less than $0.50.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $486,948,931 or 40.3% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security is in default and is non-income producing.

(d)	Convertible security.

(e)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18	4/26/11	$1,235,996	$872,240		0.07%
Exide Technologies 8.625%, 2/01/18	1/13/11	1,925,812	25,740		0.00%
Exide Technologies 9.00%, 4/30/15	6/10/13	5,900,486	4,703,351		0.39%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/11/12	1,772,000	– 0	–	0.00%
Mt. Logan Re Ltd.(Preference Shares)	12/30/14	5,669,000	5,721,130		0.47%

(f)	Non-income producing security.

(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2015.

(i)	Defaulted.

(j)	Variable rate coupon, rate shown as of March 31, 2015.

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.91% of net assets as of March 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Alion Science and Technology Corp. 0.00%, 3/15/17	6/20/10	$	– 0	–	$	– 0	–	0.00%
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.592%, 6/24/50	10/06/09		2,710,571			3,732,750		0.31%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10		6,426,590			6,463,416		0.54%
Golden Energy Offshore Services AS 8.60%, 5/28/17	5/14/14		724,925			519,260		0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14		1,408,980			95,400		0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14		992,874			68,200		0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14		477,418			85,440		0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14		838,866			64,800		0.01%

(l)	Illiquid security.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2015.

(n)	Fair valued by the Adviser.

(o)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(r)	IO - Interest Only

(s)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(u)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2015, the fund’s total exposure to subprime investments was 6.13% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

REIT – Real Estate Investment Trust

RTP – Right to Pay

See notes to financial statements.

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,386,676,093)	$1,383,742,738
Affiliated issuers (cost $11,049,513)	11,049,513
Cash	10,218
Foreign currencies, at value (cost $41,964)	41,495
Cash collateral due from broker	2,503,937
Dividends and interest receivable	22,388,690
Unrealized appreciation on forward currency exchange contracts	2,706,329
Receivable for unsettled reverse repurchase agreements	2,168,910
Receivable for investment securities sold	1,860,115
Unrealized appreciation on credit default swaps	1,799,463
Upfront premiums paid on credit default swaps	1,218,816
Unrealized appreciation on total return swaps	122,584
Receivable for terminated total return swaps	5,952

Total assets	1,429,618,760

Liabilities
Payable for reverse repurchase agreements	199,125,873
Payable for investment securities purchased and foreign currency transactions	13,419,007
Upfront premiums received on credit default swaps	2,613,008
Unrealized depreciation on forward currency exchange contracts	2,370,627
Unrealized depreciation on credit default swaps	1,519,277
Advisory fee payable	1,013,586
Cash collateral due to broker	660,000
Payable for variation margin on exchange-traded derivatives	189,357
Options written, at value (premiums received $167,439)	28,140
Administrative fee payable	14,488
Accrued expenses and other liabilities	688,298

Total Liabilities	221,641,661

Net Assets	$1,207,977,099

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,195,922,732
Undistributed net investment income	14,746,020
Accumulated net realized loss on investment and foreign currency transactions	(1,291,066)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,262,884)

$1,207,977,099

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$14.01

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Investment Income
Interest (net of foreign taxes withheld of $16,448)	$96,464,174
Dividends
Unaffiliated issuers	2,533,956
Affiliated issuers	13,937
Other income	97,205	$99,109,272

Expenses
Advisory fee (see Note B)	11,476,862
Printing	438,720
Custodian	269,700
Audit and tax	191,228
Registration fees	81,918
Administrative	62,956
Legal	53,254
Directors’ fees	49,397
Transfer agency	44,337
Miscellaneous	78,553

Total expenses before interest expense	12,746,925
Interest expense	104,411

Total expenses		12,851,336

Net investment income		86,257,936

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		1,877,073
Swaps		1,096,077
Futures		34,152
Options written		1,449,894
Foreign currency transactions		29,377,168
Net change in unrealized appreciation/depreciation on:
Investments		(93,128,098)
Swaps		(3,434,494)
Futures		639,664
Options written		(156,408)
Foreign currency denominated assets and liabilities		(1,210,847)

Net loss on investment and foreign currency transactions		(63,455,819)

Net Increase in Net Assets from Operations		$22,802,117

See notes to financial statements.

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015		Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$86,257,936		$97,966,498
Net realized gain on investment and foreign currency transactions	33,834,364		32,797,495
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(97,290,183)		(38,212,482)

Net increase in net assets from operations	22,802,117		92,551,511
Dividends and Distributions to Shareholders from
Net investment income	(104,217,188)		(111,966,291)
Net realized gain on investment and foreign currency transactions	(20,126,007)		(24,549,589)
Capital Stock Transactions
Net increase	– 0	–	1,240,125

Total decrease	(101,541,078)		(42,724,244)
Net Assets
Beginning of period	1,309,518,177		1,352,242,421

End of period (including undistributed net investment income of $14,746,020 and $1,748,970, respectively)	$1,207,977,099		$1,309,518,177

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended March 31, 2015

Net increase in net assets from operations		$22,802,117
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Decrease in interest and dividends receivable.	$2,081,674
Net accretion of bond discount and amortization of bond premium.	(2,209,275)
Inflation index adjustment	(21,104)
Increase in accrued expenses	414,529
Decrease in due from broker	2,446,856
Increase in cash collateral due from broker	(2,503,937)
Decrease receivable for investment securities sold.	10,494,531
Increase in payable for investment securities purchased.	1,927,373
Purchases of long-term investments	(804,767,486)
Proceeds from disposition of long-term investments	676,964,869
Proceeds from disposition of short-term investments	7,348,712
Payments on swap contracts, net	(310,664)
Proceeds from written options, net	1,128,355
Proceeds from futures settlements	34,152
Variation margin received on exchange-traded derivatives	69,275
Increase in cash collateral due to broker	360,000
Net realized gain on investment and foreign currency transactions	(33,834,364)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	97,290,183

Total adjustments		(43,086,321)

Net decrease in cash from operating activities		$(20,284,204)

Financing Activities:
Cash dividends paid	(124,343,195)
Increase in reverse repurchase agreements	110,531,266

Net decrease in cash from financing activities		(13,811,929)
Effect of exchange rate on cash.		33,094,578

Net decrease in cash		(1,001,555)
Cash at beginning of period		1,053,268

Cash at end of period.		$51,713

Supplemental disclosure of cash flow information:
Interest expense paid during the year.		$104,411

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$714,924,189		$9,029,484	#	$723,953,673
Governments – Treasuries		– 0	–	197,422,593		– 0	–	197,422,593
Corporates – Investment Grade		– 0	–	88,746,177		– 0	–	88,746,177
Collateralized Mortgage Obligations		– 0	–	– 0	–	87,250,705		87,250,705
Bank Loans		– 0	–	– 0	–	49,570,611		49,570,611
Emerging Markets – Sovereigns		– 0	–	47,541,507		– 0	–	47,541,507
Emerging Markets – Corporate Bonds		– 0	–	39,175,160		– 0	–	39,175,160
Preferred Stocks		29,877,646		1,867,410		– 0	–	31,745,056
Commercial Mortgage-Backed Securities		– 0	–	5,093,834		21,624,786		26,718,620
Governments – Sovereign Bonds		– 0	–	14,915,970		– 0	–	14,915,970
Governments – Sovereign Agencies		– 0	–	14,027,036		– 0	–	14,027,036

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2			Level 3		Total
Whole Loan Trusts	$	– 0	–	$	– 0	–	$12,077,045		$12,077,045
Local Governments – Municipal Bonds		– 0	–		11,743,899		– 0	–	11,743,899
Asset-Backed Securities		– 0	–		– 0	–	9,620,238		9,620,238
Emerging Markets – Treasuries		– 0	–		2,464,966		6,463,416		8,928,382
Common Stocks		465,600			1,341,795		6,678,614	#	8,486,009
Quasi-Sovereigns		– 0	–		5,193,423		– 0	–	5,193,423
Investment Companies		– 0	–		– 0	–	2,555,774		2,555,774
Agencies		– 0	–		1,627,660		– 0	–	1,627,660
Inflation-Linked Securities		– 0	–		933,926		– 0	–	933,926
Options Purchased – Puts		– 0	–		67,696		– 0	–	67,696
Warrants		681			– 0	–	7,672	#	8,353
Short-Term Investments:
Investment Companies		11,049,513			– 0	–	– 0	–	11,049,513
Time Deposits		– 0	–		1,433,225		– 0	–	1,433,225

Total Investments in Securities		41,393,440			1,148,520,466		204,878,345		1,394,792,251
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–		1,799,463		– 0	–	1,799,463
Centrally Cleared Credit Default Swaps		– 0	–		685,181		– 0	–	685,181	†
Forward Currency Exchange Contracts		– 0	–		2,706,329		– 0	–	2,706,329
Total Return Swaps		– 0	–		122,584		– 0	–	122,584
Liabilities
Credit Default Swaps		– 0	–		(1,519,277)		– 0	–	(1,519,277)
Centrally Cleared Credit Default Swaps		– 0	–		(215,926)		– 0	–	(215,926	)†
Centrally Cleared Interest Rate Swaps		– 0	–		(843,288)		– 0	–	(843,288	)†
Forward Currency Exchange Contracts		– 0	–		(2,370,627)		– 0	–	(2,370,627)
Credit Default Swaptions Written		– 0	–		(28,140)		– 0	–	(28,140)

Total^		$41,393,440			$1,148,856,765		$204,878,345		$1,395,128,550

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#			Corporates - Investment Grade			Collateralized Mortgage Obligations		Bank Loans
Balance as of 3/31/14		$9,271,368			$742,459		$87,760,684		$62,922,237
Accrued discounts/ (premiums)		(6,173)			– 0	–	768,983		291,996
Realized gain (loss)		(745,976)			– 0	–	1,799,965		(1,037,414)
Change in unrealized appreciation/depreciation		(1,392,048)			– 0	–	(2,905,598)		(2,700,576)
Purchases/Payups		6,036,698			– 0	–	16,868,613		14,651,700
Sales/Paydowns		(3,986,310)			– 0	–	(17,041,942)		(24,557,332)
Reclassification		742,459			(742,459)		– 0	–	– 0	–
Transfers into Level 3		525,466			– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(1,416,000)			– 0	–	– 0	–	– 0	–

Balance as of 3/31/15		$9,029,484		$	– 0	–	$87,250,705		$49,570,611

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**		$(2,190,479)		$	– 0	–	$(2,223,096)		$(2,384,205)

	Emerging Markets - Corporate Bonds			Commercial Mortgage- Backed Securities			Whole Loan Trusts		Asset- Backed Securities
Balance as of 3/31/14		$1,574,225			$16,845,856		$7,175,881		$10,151,825
Accrued discounts/ (premiums)		– 0	–		89,608		(4,421)		185,685
Realized gain (loss)		– 0	–		16,714		15,316		296,539
Change in unrealized appreciation/depreciation		– 0	–		221,343		(673,352)		(35,100)
Purchases/Payups		– 0	–		4,785,141		9,980,912		– 0	–
Sales/Paydowns		(1,574,225)			(333,876)		(4,417,291)		(978,711)
Reclassification		– 0	–		– 0	–	– 0	–	– 0	–
Transfers into Level 3		– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 3/31/15	$	– 0	–		$21,624,786		$12,077,045		$9,620,238

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$	– 0	–		$231,029		$(673,352)		$(35,100)

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Emerging Markets - Treasuries		Common Stocks#		Investments Companies			Warrants#
Balance as of 3/31/14	$9,397,127		$11,803,388		$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)	(55,961)		– 0	–		– 0	–		– 0	–
Realized gain (loss)	(235,756)		(562,898)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	588,064		(635,261)			(270,127)			7,672
Purchases/Payups	– 0	–	6,546,437			2,825,901			– 0	–
Sales/Paydowns	(3,230,058)		(8,432,633)			– 0	–		– 0	–
Reclassification	– 0	–	– 0	–		– 0	–		– 0	–
Transfers into Level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	(2,040,419)			– 0	–		– 0	–

Balance as of 3/31/15	$6,463,416		$6,678,614			$2,555,774			$7,672

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$327,859		$50,237			$(270,127)			$7,672

	Total
Balance as of 3/31/14	$217,645,050
Accrued discounts/ (premiums)	1,269,717
Realized gain (loss)	(453,510)
Change in unrealized appreciation/depreciation	(7,794,983)
Purchases/Payups	61,695,402
Sales/Paydowns	(64,552,378)
Reclassification	– 0	–
Transfers into Level 3	525,466
Transfers out of Level 3	(3,456,419)

Balance as of 3/31/15	$204,878,345	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15**	$(7,159,562)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2015. Securities priced by third party vendors or using prior transaction, which approximates fair value, are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 3/31/15			Valuation Technique	Unobservable Input	Range/Weighted Average
Corporates – Non- Investment Grade		$1,346,611		Market Approach	EBITDA Projection*	$35mm/ N/A
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Whole Loan Trusts		$3,243,633		Projected Cashflow	Level Yield	13.45%/ N/A
		$2,487,600		Market Approach	Comparable Company Data	$86.10-$97.38/ N/A
		$1,811,112		Market Approach	Underlying NAV of the Collateral	$99.98/ N/A
		$1,006,055		Projected Cashflow	Internal Rate of Return	8.658%/ N/A
Common Stocks		$266,841		Projected Cashflow	Estimated Remaining Payment	$2.50/ N/A
		$60,189		Market Approach	EBITDA Projection*	$414mm/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2015, such fee amounted to $62,956.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2015, there was no such reimbursement paid to ABIS.

The Fund may invest in the AB Fixed-Income Shares, Inc.- Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2015, is as follows:

Market Value March 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2015 (000)	Dividend Income (000)
$ 18,398	$465,375	$472,723	$11,050	$14

Brokerage commissions paid on investment transactions for the year ended March 31, 2015 amounted to $104,211, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$456,957,402	$464,832,502
U.S. government securities	339,045,137	210,864,643

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, written options, futures and swaps) are as follows:

Cost	$1,398,061,328

Gross unrealized appreciation	$71,407,072
Gross unrealized depreciation	(74,676,149)

Net unrealized depreciation	$(3,269,077)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2015, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation,

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Notes to Financial Statements

to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended March 31, 2015, the Fund held written options for hedging and non-hedging purposes.

For the year ended March 31, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/14	5,515			$261,583
Options written	16,973			610,206
Options expired	(17,916)			(695,046)
Options bought back	(4,572)			(176,743)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/15	– 0	–	$	– 0	–

For the year ended March 31, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 3/31/14	$212,950,000		$227,395
Swaptions written	468,991,350		1,487,587
Swaptions expired	(320,714,350)		(652,135)
Swaptions bought back	(279,867,000)		(895,408)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 3/31/15	$81,360,000		$167,439

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Notes to Financial Statements

potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2015, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2015, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $24,904,160.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Notes to Financial Statements

total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2015, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$843,288	*

Interest rate contracts	Unrealized appreciation on total return swaps	$122,584

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,706,329		Unrealized depreciation on forward currency exchange contracts	2,370,627

Credit contracts	Unrealized appreciation on credit default swaps	1,799,463		Unrealized depreciation on credit default swaps	1,519,277

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	685,181	*	Receivable/Payable for variation margin on exchange-traded derivatives	215,926	*

Credit contracts	Investments in securities, at value	67,696		Options written, at value	28,140

Total		$5,381,253			$4,977,258

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(3,756,492)	$(834,193)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	34,152	639,664

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(62,969)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	33,179,402	(1,397,994)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(253,439)	12,303

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,458,313)	(52,251)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	4,852,569	(2,600,301)

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$1,275,832	$11,907

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,622,573)	420,385

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	174,062	(168,315)

Total		$31,362,231	$(3,968,795)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$26,149,533	(a)
Average notional amount of sale contracts	$40,571,525

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$152,075,385

Credit Default Swaps:
Average notional amount of buy contracts	$57,073,127
Average notional amount of sale contracts	$49,209,021

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$104,199,679
Average principal amount of sale contracts	$250,802,626

Futures:
Average notional amount of buy contracts	$141,272,156	(b)

Total Return Swaps:
Average notional amount.	$10,827,714	(c)

Purchased Options Contracts:
Average cost.	$1,031,060	(d)

(a)	Positions were open for ten months during the reporting period.

(b)	Positions were open for five months during the reporting period.

(c)	Positions were open for seven months during the reporting period.

(d)	Positions were open for nine months during the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$3,057	$	– 0	–	$	– 0	–	$	– 0	–	$3,057

Total	$3,057	$	– 0	–	$	– 0	–	$	– 0	–	$3,057

OTC Derivatives:
Barclays Bank PLC	$1,452,487		$(913,636)		$	– 0	–	$	– 0	–	$538,851
BNP Paribas SA	179,706		(156,702)			– 0	–		– 0	–	23,004
Brown Brothers Harriman & Co.	2,006		(2,006)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	248,306		(248,306)			– 0	–		– 0	–	– 0	–
Credit Suisse International	26,399		(26,399)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	109,359		– 0	–		(109,359)			– 0	–	– 0	–
Goldman Sachs Bank USA	1,155,595		(1,155,595)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	216,002		(28,140)			(187,862)			– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	379,618		(379,618)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	982,843		(366,338)			– 0	–		– 0	–	616,505
UBS AG	37,106		(37,106)			– 0	–		– 0	–	– 0	–

Total	$4,789,427		$(3,313,846)			$(297,221)		$	– 0	–	$1,178,360	^

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$192,414	$	– 0	–	$	– 0	–		$(192,414)		$	– 0	–

Total	$192,414	$	– 0	–	$	– 0	–		$(192,414)		$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$913,636		$(913,636)			– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	156,702		(156,702)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	8,229		(2,006)			– 0	–		– 0	–		6,223
Citibank, N.A.	720,403		(248,306)			– 0	–		– 0	–		472,097
Credit Suisse International	192,689		(26,399)			– 0	–		– 0	–		166,290
Goldman Sachs Bank USA	1,608,715		(1,155,595)			– 0	–		(453,120)			– 0	–
JPMorgan Chase Bank, N.A.	28,140		(28,140)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC.	437,129		(379,618)			– 0	–		(57,511)			– 0	–
Royal Bank of Scotland PLC.	366,338		(366,338)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	107,214		– 0	–		– 0	–		– 0	–		107,214
UBS AG	866,396		(37,106)			– 0	–		– 0	–		829,290

Total	$5,405,591		$(3,313,846)		$	– 0	–		$(510,631)			$1,581,114	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Notes to Financial Statements

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2015, the average amount of reverse repurchase agreements outstanding was $159,848,037 and the daily weighted average interest rate was (0.21)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $199,125,873 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$24,770,993	$(24,770,993)	$	– 0	–
Credit Suisse Securities (USA) LLC.	26,972,636	(26,972,636)		– 0	–
Deutsche Bank Securities, Inc	761,078	(748,703)		12,375
HSBC Securities (USA) Inc	67,281,620	(67,281,620)		– 0	–
ING Financial Markets LLC	502,892	(502,892)		– 0	–
JPMorgan Chase Bank, N.A.	68,775,460	(68,775,460)		– 0	–
RBC Capital Markets	10,061,194	(10,061,194)		– 0	–

Total	$199,125,873	$(199,113,498)		$12,375

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2015, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement.

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan Holdings I LLC, 10.00%, 6/30/15	$437,291

As of March 31, 2015, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Air Medical, LIBOR + 7.00%, 3/17/16	$2,454,545	$	– 0	–
Rite Aid Corp ., LIBOR, 2/23/16	$2,727,273	$	– 0	–

During the year ended March 31, 2015, the Fund received commitment fees or additional funding fees in the amount of $60,125.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Notes to Financial Statements

NOTE D

Capital Stock

During the year ended March 31, 2015 the Fund issued no shares in connection with the Fund’s dividend reinvestment plan. During the year ended March 31, 2014 the Fund issued 77,899 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non-U.S. issuers may be heightened with respect to investments in emerging-market countries, where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Notes to Financial Statements

from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2015 and March 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$106,028,011	$111,966,291
Long-term capital gains	18,315,184	24,549,589

Total taxable distributions	124,343,195	136,515,880

Total distributions paid	$124,343,195	$136,515,880

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

As of March 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,829,522
Accumulated capital and other losses	(1,005,360	)(a)
Unrealized appreciation/(depreciation)	(4,815,517	)(b)

Total accumulated earnings/(deficit)	$12,008,645	(c)

(a)	At March 31, 2015, the Fund had a post-October long-term capital loss deferral of $1,005,360 which is deemed to arise on April 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), swaps and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the tax treatment of clearing fees, reclassifications of paydown gain/loss and consent fees, and the redesignation of dividends resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 15.19	$ 15.70	$ 14.81	$ 15.48	$ 14.47

Income From Investment Operations
Net investment income(a)	1.00	1.14	1.21	1.23	1.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.74)	(.07)	1.12	(.38)	.91
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase in net asset value from operations	.26	1.07	2.33	.85	2.21

Less: Dividends and Distributions
Dividends from net investment income	(1.21)	(1.30)	(1.37)	(1.52)	(1.20)
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(.28)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(1.44)	(1.58)	(1.44)	(1.52)	(1.20)

Net asset value, end of period	$ 14.01	$ 15.19	$ 15.70	$ 14.81	$ 15.48

Market value, end of period	$ 12.57	$ 14.76	$ 16.33	$ 15.02	$ 14.90

Premium/(Discount), end of period	(10.28)%	(2.83)%	4.01%	1.42%	(3.75)%
Total Return
Total investment return based on:(c)
Market value	(5.20)%	0.37%	19.40%	11.88%	13.83	%*
Net asset value	2.68%	7.44%	16.42%	6.18%	16.30	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,207,977	$1,309,518	$1,352,232	$1,267,204	$1,318,652
Ratio to average net assets of:
Expenses	1.01%	.98%	.98%	.98%	1.01%
Expenses, excluding interest expense	1.00%	.97%	.97%	.96%	.97%
Net investment income	6.76%	7.43%	8.00%	8.33%	8.76%
Portfolio turnover rate	48%	36%	38%	26%	52%

See footnote summary on page 103.

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class actions settlements, which enhanced the Fund’s performance for the year ended March 31, 2011 by 0.01%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2015. For corporate shareholders, 1.10% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 47.22% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2015, the Fund designates $1,131,679 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

Additional Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 29, 2015, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2009)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	109

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2006)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007.

John H. Dobkin, ## 73 (1993)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

110	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (1993)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committee of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	111

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2006)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

112	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	113

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

114	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Marco G. Santamaria, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Stephen M. Woetzel, 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	115

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

116	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	117

each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with its composite index (composed of equal weightings of the JPMorgan Government Bond Index—Emerging Markets, the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and its individual index, the JPM EMBI Global, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014. The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1-year period, in the 4th quintile of the Performance Group for the 3- and 5-year periods, and in the 2nd quintile of the Performance Group for the 10-year period. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. The Fund outperformed both indices (which, they noted, are not leveraged) in all periods except in the 1-year period when it lagged its individual index. Based on their review and their discussion with the Adviser of the reasons for the Fund’s recent performance, the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Fund’s latest fiscal year total management fee rate of 90.7 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage).

The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount

118	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in various types of fixed income securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	119

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

120	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	121

AB Family of Funds

NOTES

122	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0315

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global High Income Fund	2014	$57,500	$8,000	$22,062
	2015	$145,923	$10,000	$35,140

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2014	$323,592	$30,062
			$(8,000)
			$(22,062)
	2015	$499,693	$45,140
			$(10,000)
			$(35,140)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin	D. James Guzy
Michael J. Downey	Gary. L Moody
William H. Foulk, Jr.	Marshall C. Turner, Jr.
Nancy P. Jacklin	Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.	Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

4.    Board and Director Proposals

5.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

6.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

7.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

8.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

9.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a.	Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

10.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

11.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

12.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

13.	Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

14.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

15.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

16.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

17.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

18.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

19.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

20.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

21.    Compensation Proposals

22.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

23.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

24.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

25.	Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

26.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

27.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

28.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

29.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

30.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

31.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

32.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

33.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

34.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

35.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

36.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

37.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

38.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options

(where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

39.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

40.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

41.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

42.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

43.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

44.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

45.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

46.    Capital Changes and Anti-Takeover Proposals

47.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

48.	Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

49.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

50.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

51.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

52.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

53.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

54.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

55.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

56.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

57.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

58.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

59.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

60.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

61.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

62.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

63.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

64.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

65.    Auditor Proposals

66.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

67.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

68.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

69.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

70.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

71.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

72.    Shareholder Access and Voting Proposals

73.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

74.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

75.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

76.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

77.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

78.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

79.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

80.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

81.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

82.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

83.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

84.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

85.    Environmental, Social and Disclosure Proposals

86.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

87.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

88.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

89.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

90.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

91.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

92.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

93.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

94.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

95.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

96.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

97.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

98.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

99.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

100.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

101.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

102.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

103.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

104.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

105.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

106.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

107.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

108.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

109.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

110.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.	End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.	Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

111.	Conflicts of Interest

112.	Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

113.	Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

114.	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

115.	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AllianceBernstein mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote; Publicly-traded affiliated companies; Companies where an employee of AllianceBernstein or AXA Financial has identified an interest; Any other conflict of which a Proxy Committee member becomes aware4.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

116.	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

117.	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

118.	Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

119.	A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

120.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

121.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

122.	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

123.	Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

124.	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

125.	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

126.	Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

127.	Proxy Voting Procedures

128.	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

129.	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

130.	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY COMMITTEE MEMBERS

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	✓
	Classified Boards		✓
	Director Liability and Indemnification			✓
✓	Disclose CEO Succession Plan	✓
	Election of Directors	✓
	Controlled Company Exemption			✓
	Voting for Director Nominees in a Contested Election			✓
✓	Establish Additional Board Committees			✓
✓	Independent Lead Director	✓
✓	Limit Term of Directorship; Establish Mandatory Retirement Age			✓
✓	Majority of Independent Directors	✓
✓	Majority of Independent Directors on Key Committees	✓
✓	Majority Votes for Directors	✓
✓	Prohibit CEOs from Serving on Compensation Committees		✓
✓	Removal of Directors Without Cause	✓
✓	Require Independent Board Chairman			✓
✓	Require Two Candidates for Each Board Seat		✓
✓	Stock Ownership Requirement		✓
Compensation Proposals
✓	Accelerated Vesting of Equity Compensation Awards-Change of Control			✓
✓	Adopt Form of Employment Contract			✓
✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓
✓	Advisory Vote to Ratify Directors’ Compensation			✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		✓
	Approve Remuneration for Directors and Auditors			✓
	Approve Remuneration Reports			✓
	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓
	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓
✓	Disclose Executive and Director Pay			✓
✓	Exclude Pension Income from Performance-based Compensation	✓
	Executive and Employee Compensation Plans			✓
✓	Limit Dividend Payments to Executives		✓
✓	Limit Executive Pay			✓
✓	Mandatory Holding Periods		✓
✓	Pay Directors Only in Stock		✓
✓	Performance-based Stock Option Plans			✓
✓	Prohibit Relocation Benefits to Senior Executives		✓
✓	Recovery of Performance-based Compensation	✓
✓	Single Trigger Change-in-Control Agreements			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓
✓	Submit Option Re-pricing to a Shareholder Vote	✓
✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓
Capital Changes and Anti-Take Over Proposals
✓	Amend Exclusive Forum Bylaw		✓
	Amend Net Operating Loss (“NOL”) Rights Plans	✓
	Authorize Share Repurchase	✓
	Blank Check Preferred Stock		✓
	Corporate Restructurings, Merger Proposals and Spin-offs			✓

Shareholder Proposal		For	Against	Case-by- Case
	Elimination of Preemptive Rights			✓
✓	Expensing Stock Options	✓
	Fair Price Provisions			✓
	Increase Authorized Common Stock			✓
	Issuance of Equity without Preemptive Rights	✓
	Issuance of Stock with Unequal Voting Rights			✓
	Net Long Position Requirement	✓
✓	Opt Out of State Anti-takeover Law (US)			✓
	Reincorporation			✓
✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓
	Stock Splits	✓
✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓
	Transferrable Stock Options			✓
Auditor Proposals
	Appointment of Auditors	✓
	Approval of Financial Statements	✓
	Approval of Internal Statutory Auditors	✓
✓	Limit Compensation Consultant Services		✓
	Limitation of Liability of External Statutory Auditors (Japan)			✓
✓	Separating Auditors and Consultants			✓
Shareholder Access & Voting Proposals
✓	A Shareholder’s Right to Call Special Meetings			✓
✓	Adopt Cumulative Voting			✓
✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓
✓	Early Disclosure of Voting Results		✓
✓	Implement Confidential Voting	✓

Shareholder Proposal		For	Against	Case-by- Case
	Limiting a Shareholder’s Right to Call Special Meetings		✓
✓	Permit a Shareholder’s Right to Act by Written Consent	✓
✓	Proxy Access for Annual Meetings	✓
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	✓
✓	Rotation of Locale for Annual Meeting		✓
✓	Shareholder Proponent Engagement Process	✓
	Supermajority Vote Requirements		✓
Environmental & Social, Disclosure Proposals
✓	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		✓
✓	Adopt Guidelines for Country Selection			✓
✓	Amend EEO Statement to Include a Reference to Sexual Orientation	✓
✓	Animal Testing			✓
✓	Anti-Greenmail Proposal	✓
✓	Charitable Contributions			✓
✓	Genetically Altered or Engineered Food			✓
✓	Global Labor Standards	✓
✓	Global Warming; Reduction of Greenhouse Gas Emissions			✓
✓	Implement the MacBride Principles (Northern Ireland)			✓
✓	Include Sustainability as a Performance Measure			✓
✓	Military Issues			✓
✓	Nuclear Waste Disposal			✓
	Other Business		✓
✓	Pharmaceutical Pricing			✓
✓	Plant Closings			✓
✓	Reimbursement of Shareholder Proposal Expenses		✓
✓	Report on Collateral in Derivatives Trading		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Report on Pay Disparity			✓
✓	Report on Water Pollution Prevention Measures	✓
✓	Report on Workplace Diversity and/or Employment Policies	✓
✓	Reporting Political Contributions; Lobbying Expenses	✓
✓	Submit Political Spending Program to Shareholder Advisory Vote		✓
✓	Sustainability Report	✓
✓	The CERES Principles			✓
Tobacco
✓	End Production of Tobacco Products		✓
✓	Spin-off Tobacco-related Business			✓

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

    1.    Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

    2.    Is our proposed vote contrary to our client’s position?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

    3.    Is our proposed vote consistent with the views of Institutional Shareholder Services?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.
Print Name: ( )
Phillip Kirstein	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2015.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	15	$9,138,000,000	None	None

Douglas J. Peebles	62	$10,413,000,000	None	None

Marco Santamaria	3	$478,000,000	None	None

Matthew S. Sheridan	69	$15,517,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	62	$33,318,000,000	None	None

Douglas J. Peebles	72	$7,040,000,000	None	None

Marco Santamaria	40	$4,032,000,000	None	None

Matthew S. Sheridan	76	$31,782,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	26	$11,108,000,000	1	$1,238,000,000

Douglas J. Peebles	87	$36,525,000,000	6	$2,601,000,000

Marco Santamaria	23	$10,606,000,000	1	$1,238,000,000

Matthew S. Sheridan	59	$30,126,000,000	6	$2,601,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual

Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2015 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$0-$10,000
Marco Santamaria	None
Douglas J. Peebles	None
Matthew S. Sheridan	$350,000-$360,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 21, 2015